As filed with the U.S. Securities and Exchange Commission on January 09, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1645

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: October 31, 2022

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

October 31, 2022

Aptus Collared Income Opportunity ETF

Ticker: ACIO

Aptus Defined Risk ETF

Ticker: DRSK

Aptus Drawdown Managed Equity ETF

Ticker: ADME

Opus Small Cap Value ETF

Ticker: OSCV

International Drawdown Managed Equity ETF

Ticker: IDME

Aptus Enhanced Yield ETF

Ticker: JUCY

Aptus ETFs

Aptus Collared Income Opportunity ETF

Shareholder Letter
(Unaudited)

Dear ACIO Shareholders,

Thank you for your investment in the Aptus Collared Income Opportunity ETF, referred to herein as “ACIO” or the “Fund”. The information presented in this letter relates to ACIO’s performance period from May 1, 2022 through October 31, 2022 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective principally by investing in a portfolio of U.S.-listed equity securities of any market capitalization and buying put options or an options collar (i.e., a mix of written (sold) call options and long (bought) put options) on the same underlying equity securities, a U.S. equity ETF, or on an index tracking a portfolio of U.S. equity securities (a “U.S. Equity Index”). The U.S. Equity Index, U.S. equity ETF, and the underlying equity securities may be of any market capitalization. The equity securities and options held by the Fund must be listed on a U.S.- exchange, and the equity securities may include common stocks of U.S. companies, American Depositary Receipts (“ADRs”) (i.e., receipts evidencing ownership of foreign equity securities), and real estate investment trusts (“REITs”). The Fund will typically limit investments in ADRs to approximately 20% of the Fund’s net assets.

During the current fiscal period, interest rates rose at a historic pace as the Federal Reserve hiked interest rates to combat stubbornly high inflation. The rise in interest rates led to a repricing in equity valuations where price to earnings multiples (“price-to-earnings ratio” or “P/E ratio”) contracted from very elevated levels which led to lower stock prices. The equity exposure across the ACIO portfolio decreased in line with the S&P 500®Index as stock prices dropped. In regard to the options hedging component, the volatility environment (as measured by the Cboe Volatility Index or VIX) for the year was heightened but not explosive when compared to the environment experienced during the 2020 pandemic or other prolonged drawdowns, somewhat muting the effectiveness of hedged strategies. ACIO typically carries 30 to 40 deltas puts upon initiation. This means they move 30 to 40 cents for every dollar the S&P 500®Index moves. As the S&P 500®Index drops lower, higher delta hedges realize more and more delta. Throughout the year, ACIO has carried hedges that are pretty effective instantly (being closer to the money). Simply put, it doesn’t take much of a drop to turn a 40 delta into an 80 delta hedge as markets fall. The aim is to carry enough hedging exposure in the Fund so the effects of being hedged (in a falling market) are relevantly quickly. For example, an 80 delta x 100% notional hedge means the portfolio is 80% protected and will feel approximately only 20% of the drop. In addition, the covered calls against the long equity positions for the year have contributed considerable income to the strategy as the market has grinded lower, further improving performance.

For the current fiscal period, ACIO was down -1.42% at market and down -1.39% at net asset value (“NAV”). Over the same period, the S&P 500® Total Return Index was down -5.50%.

The largest positive equity contributor to return for the current fiscal period was a put option position expiring in July 2022 on the S&P 500 Index (SPX), gaining 258.90% and adding 3.12% to the return of ACIO. The second largest contributor was a put option position expiring in May 2022 on the S&P 500 Index (SPX), gaining 187.54% and adding 2.85% to the return of ACIO. The third largest contributor was a put option position expiring in October 2022 on the S&P 500 Index (SPXW), gaining 223.46% and adding 1.55% to the return of ACIO.

The largest negative contributor to the return of the Fund for the current fiscal period was a put option position expiring in October 2022 on the S&P 500 Index (SPX), down -63.95% and detracting -1.89% from the return of ACIO. The second largest negative contributor was a put option position expiring in June 2022 on the S&P 500 Index (SPX), down -78.31% and detracting -1.45% from the return of ACIO. The third largest negative contributor was a put option position expiring in July 2022 on the S&P 500 Index (SPXW), down -32.22% and detracting -1.27% from the return of ACIO.

We are excited about the opportunity to give our investors access to the Aptus Collared Income Opportunity ETF. We think it’s possible future returns from a traditional 60/40 portfolio may be well below recent history, at risk of being insufficient to meet the income needs of today’s retirees. We believe we can help the math with a focus on global dividend growers. With overall valuations high, and growth difficult to project, we place great emphasis on sustainable yield in building return assumptions. The ACIO screening process takes large capitalization U.S.-listed equity securities that a) meet the filter, b) provide diversified exposure, and c) maintain an active options market from which we can sell call options on the individual names along with buying puts on the broad market index to more efficiently collar the equity portfolio. The powerful combination of a high dividend paying basket of large capitalization U.S.-listed equity securities with a collar strategy aims to deliver consistent and repeatable yield and minimal drawdown.

Aptus Collared Income Opportunity ETF

Shareholder Letter
(Unaudited) (Continued)

We appreciate your interest in ACIO. If we can elaborate on the underlying Aptus Collared Income Opportunity strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Collared Income Opportunity ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying security, which may be magnified by certain features of the options. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying securities. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the NAV, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Call options give the owner the right to buy the underlying security at the specified price within a specific time period. Put options give the owner the right to sell the underlying security at the specified price within a specific time period. A collar is an options strategy constructed by holding shares of the underlying stock while simultaneously buying put options and selling call options against that holding

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active changes at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments and schedule of written options in this report for complete holdings information.

Definitions:

Price-to-earnings ratio (or “P/E ratio”) is the ratio for valuing a company that measures its current share price relative to its earnings per share (“EPS”). The price-to-earnings ratio is also sometimes known as the price multiple or the earnings multiple. P/E ratios are used by investors and analysts to determine the relative value of a company’s shares in an apples-to-apples comparison. It can also be used to compare a company against its own historical record or to compare aggregate markets against one another or over time.

Cboe Volatility Index (VIX) is a real-time index that represents the market’s expectations for the relative strength of near-term price changes of the S&P 500 Index (SPX). Because it is derived from the prices of SPX index options with near-term expiration dates, it generates a 30-day forward projection of volatility. Volatility, or how fast prices change, is often seen as a way to gauge market sentiment, and in particular the degree of fear among market participants.

Delta is a risk metric that estimates the change in price of a derivative, such as an options contract, given a $1 change in its underlying security. The delta also tells options traders the hedging ratio to become delta neutral. A third interpretation of an option’s delta is the probability that it will finish in-the-money.

Notional value is a term often used to value the underlying asset in a derivatives trade. It can be the total value of a position, how much value a position controls, or an agreed-upon amount in a contract. In market parlance, notional value is the total underlying amount of a derivatives trade.

S&P 500® Total Return Index - a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value. The total return index is a type of equity index that tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index.

Aptus Capital Advisors is the adviser to the Aptus Collared Income Opportunity ETF, which is distributed by Quasar Distributors, LLC.

Aptus Defined Risk ETF

Shareholder Letter
(Unaudited)

Dear DRSK Shareholders,

Thank you for your investment in the Aptus Defined Risk ETF, referred to herein as “DRSK” or the “Fund”. The information presented in this letter relates to DRSK’s performance from May 1, 2022 through October 31, 2022 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective through a hybrid fixed income and equity strategy. The Fund typically invests approximately 75% to 95% of its assets to obtain exposure to investment-grade corporate bonds (the “Fixed Income Strategy”) and invests the remainder of its assets to obtain exposure to U.S. stocks, while limiting downside risk (the “Equity Strategy”).

During the current fiscal period, interest rates rose at a historic pace as the Federal Reserve hiked interest rates to combat stubbornly high inflation. The rise in interest rates was a large detractor to fixed income performance which made the fixed income environment one of the most difficult markets experienced historically. DRSK’s exposure to bonds (90-95% of the portfolio) detracted from performance, although, by managing the duration of our fixed income portfolio, we were able to show less interest rate sensitivity to the rising rate environment versus our benchmark (The Bloomberg Barclays US Aggregate Bond Index). As interest rates rose, the portfolio management team increased the duration of the Fund more in line with the Bloomberg Barclays US Aggregate Bond Index aiming, to increase future shareholder income given a higher interest rate environment. In regard to the options component, the volatility environment for the year was heightened but not explosive compared to the environment experienced during the 2020 pandemic. DRSK can allocate up to ~5% of the portfolio to a long volatility overlay (long calls and puts). The long calls suffered some small losses as the equity market in general (S&P 500 Index®) decreased but on the flipside, the risk mitigation (long puts) didn’t realize to the extent that we’d hoped given the muted volatility regime. In saying that, as seen below, the Fund has still outperformed its benchmark year to date.

For the current fiscal period, DRSK was down -5.82% at market and down -5.63% at net asset value (“NAV”). Over the same period, the Bloomberg Barclays US Aggregate Bond Index was down -6.86%.

The largest positive contributor to return for the current fiscal period was a call option position expiring in October 2022 on the S&P 500 Index (SPX), gaining 92.62% and adding 0.78% to the return of DRSK. The second largest contributor was a call option position expiring in August 2022 on the S&P 500 Index (SPX), gaining 103.55% and adding 0.75% to the return of DRSK. The third largest contributor was a call option position expiring during September 2022 on Energy Select Sector SPDR Fund (XLE), gaining 91.71% and adding 0.73% to the return of DRSK.

The largest negative contributor to the return of the Fund for the current fiscal period was iShares iBonds Dec 2023 Term Treasury ETF (IBTD), down -5.35% and detracting -0.87% from the return of DRSK. The second largest negative contributor was iShares iBonds Dec 2027 Term Corporate ETF (IBDS), down -3.97% and detracting -0.86% from the return of DRSK. The third largest negative contributor was a call option position expiring in Jan 2022 on the S&P 500 Index (SPX), down -71.97% and detracting -0.79% from the return of DRSK.

We are excited about the opportunity to give our investors access to the Aptus Defined Risk ETF. We see income generation as a major issue for investors in a low interest rate environment and extending maturities or accepting poorer credit bring added risk. Our “income plus” approach utilizes call options that allows for significant upside capture in a rising market and defined risk in a declining market. The powerful combination of laddered bonds over a short duration and asymmetric payoff opportunity of the call options aims to give investors expected returns not typically seen in the traditional fixed income space.

We appreciate your interest in DRSK. If we can elaborate on the underlying Aptus Defined Risk strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Defined Risk ETF

Shareholder Letter
(Unaudited) (Continued)

Past Performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund invests indirectly in fixed income securities through investments in Underlying Bond ETFs, which involve certain risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. Because the Fund only purchases options (as opposed to writing/selling options), the Fund’s losses from its exposure to options are limited to the amount of premiums paid.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active exchanges at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments and Schedule of Written Options for a complete list of Fund holdings.

Definitions:

Bloomberg Barclays US Aggregate Bond Index – a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers. One cannot invest directly in an index.

S&P 500® Total Return Index – a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value. The total return index is a type of equity index that tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index.

Call Option: Call options are financial contracts that give the option buyer the right, but not the obligation, to buy a stock, bond, commodity or other asset or instrument at a specified price within a specific time period.

Duration can measure how long it takes, in years, for an investor to be repaid a bond’s price by the bond’s total cash flows. Duration can also measure the sensitivity of a bond’s or fixed income portfolio’s price to changes in interest rates.

Put Option: A put option is a contract giving the owner the right, but not the obligation, to sell–or sell short–a specified amount of an underlying security at a pre-determined price within a specified time frame.

Aptus Capital Advisors is the adviser to the Aptus Defined Risk ETF, which is distributed by Quasar Distributors, LLC.

Aptus Drawdown Managed Equity ETF

Shareholder Letter
(Unaudited)

Dear ADME Shareholders,

Thank you for your investment in the Aptus Drawdown Managed Equity ETF, referred to herein as “ADME” or the “Fund”. The information presented in this letter relates to ADME’s performance from May 1, 2022 through October 31, 2022 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective principally by investing in a portfolio of U.S.-listed equity securities, while limiting downside risk by purchasing exchange-listed put options on one or more of such equity securities or on broad-based indexes or ETFs that track the performance of the U.S. equity market. Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) will be invested in equity securities.

During the current fiscal period, interest rates rose at a historic pace as the Federal Reserve hiked interest rates to combat stubbornly high inflation. The rise in interest rates led to a repricing in equity valuations where price to earnings multiples (“price-to-earnings ratio” or “P/E ratio”) contracted from very elevated levels which led to lower stock prices. The equity exposure across the ADME portfolio decreased in line with the S&P 500 as stock prices dropped. In regard to the options hedging component, the volatility environment (as measured by the Cboe Volatility Index or VIX) for the year was heightened but not explosive when compared to the environment experienced during the 2020 pandemic or other prolonged drawdowns. ADME is a tail hedge fund where the risk mitigation we carry (long puts) are out of the money (“OTM”). These tail hedges carry a lower delta but higher gamma (or convexity) allowing for the managers to own more contracts and have a large percentage of the fund notionally preserved. In a true volatility event (we define as VIX >40), these hedges quickly can come to life and offset declines in our equity portfolio. Due to a muted volatility environment, ADME’s hedges didn’t realize to the extent that we’d hoped given the lower volatility regime. The managers did make an addition to the strategy over the summer of ‘22 which allowed the fund to sell covered calls against individual equity positions held by the fund which has been additive to performance.

For the current fiscal period, ADME was down -8.68% at market and down -8.47% at net asset value (“NAV”). Over the same period, the S&P 500® Total Return Index was down -5.50%.

The largest positive equity contributor to return for the current fiscal period was a put option position expiring during October 2022 on the S&P 500 Index (SPXW), gaining 223.46% and adding 4.55% to the return of ADME. The second largest contributor was a put option position expiring during September 2022 on the S&P 500 Index (SPXW), gaining 340.96% and adding 0.95% to the return of ADME. The third largest contributor was a call option position expiring during October 2022 on the S&P 500 Index (SPXW), gaining 186.86% and adding 0.82% to the return of ADME.

The largest negative equity contributor to the return of the Fund for the current fiscal period was a put option position expiring during October 2022 on the S&P 500 Index (SPX), down -76.61% and detracting -2.97% from the return of ADME. The second largest negative contributor was a put option position expiring during June 2022 on the S&P 500 Index (SPX), down -90.99% and detracting -2.22% from the return of ADME. The third largest negative contributor was a put option position expiring in November 2022 on the S&P 500 Index (SPXW), down -82.65% and detracting -1.52% from the return of ADME.

We are excited about the opportunity to give our investors access to the Aptus Drawdown Managed Equity ETF. Historically, a small group of big winners have comprised most of each year’s market gains. Rather than diluting with hundreds of mediocre holdings, we prefer to focus on selection of large, mid, or small-capitalization U.S.-listed names. We build from a Yield + Growth framework, tilting holdings to favor companies with solid fundamentals and reasonable valuations while avoiding those with negative price momentum. We believe there’s an upside to less downside behaviorally and mathematically. Rather than try to time the markets, we actively hedge our holdings in an effort to mitigate downside risk. We build a portfolio that attempts to capture market upside, with a fraction of the downside.

We appreciate your interest in ADME. If we can elaborate on the underlying Aptus Drawdown Managed Equity strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Drawdown Managed Equity ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund’s use of put options can lead to losses because of adverse movements in the price or value of the underlying security, which may be magnified by certain features of the options. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying securities. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the NAV, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active changes at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments and Schedule of Written Options for a complete list of Fund holdings.

Definitions:

Price-to-earnings ratio (or “P/E ratio”) is the ratio for valuing a company that measures its current share price relative to its earnings per share (“EPS”). The price-to-earnings ratio is also sometimes known as the price multiple or the earnings multiple. P/E ratios are used by investors and analysts to determine the relative value of a company’s shares in an apples-to-apples comparison. It can also be used to compare a company against its own historical record or to compare aggregate markets against one another or over time.

Cboe Volatility Index (VIX) is a real-time index that represents the market’s expectations for the relative strength of near-term price changes of the S&P 500 Index (SPX). Because it is derived from the prices of SPX index options with near-term expiration dates, it generates a 30-day forward projection of volatility. Volatility, or how fast prices change, is often seen as a way to gauge market sentiment, and in particular the degree of fear among market participants.

Out of the Money (“OTM”) is a matter of the strike price’s position relative to the market value of the underlying stock. An OTM option is one that has a strike price that the underlying security has yet to reach, meaning the option has no intrinsic value.

Delta is a risk metric that estimates the change in price of a derivative, such as an options contract, given a $1 change in its underlying security. The delta also tells options traders the hedging ratio to become delta neutral. A third interpretation of an option’s delta is the probability that it will finish in-the-money.

Gamma is an options risk metric that describes the rate of change in an option’s delta per one-point move in the underlying asset’s price.

S&P 500® Total Return Index - a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value. The total return index is a type of equity index that tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index.

Aptus Capital Advisors is the adviser to the Aptus Drawdown Managed Equity ETF, which is distributed by Quasar Distributors, LLC.

Opus Small Cap Value ETF

Shareholder Letter
(Unaudited)

Dear OSCV Shareholders,

Thank you for your investment in the Opus Small Cap Value ETF, referred to herein as “OSCV” or the “Fund”. The information presented in this letter relates to OSCV’s performance from May 1, 2022 through October 31, 2022 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization U.S. companies. The Fund defines a small capitalization company as an issuer whose market capitalization at the time of purchase is in the range of those found in the Russell 2000® Index. The Fund’s equity securities primarily include common stocks, real estate investment trusts (“REITs”), and American Depositary Receipts (“ADRs”) representing the stock of a foreign company. The Fund will generally limit its investments in ADRs to 20% of its total assets. The Fund may invest in securities offered in an initial public offering (“IPO”) or in companies that have recently completed an IPO.

During the current fiscal period, interest rates rose at a historic pace as the Federal Reserve hiked interest rates to combat stubbornly high inflation. The rise in interest rates led to a repricing in equity valuations where price to earnings multiples (“price-to-earnings ratio” or “P/E ratio”) contracted from very elevated levels which led to lower stock prices. The equity exposure within OSCV decreased less than the funds benchmark, the Russell 2000® Value Total Return Index.

As the market continues to navigate a hawkish Fed and a transition to a Quantitative Tightening (“QT”) environment due to inflationary forces, we wanted to focus on owning companies with corporate profitability. Historically we know that highly profitable companies tend to outperform over longer periods of time. To be successful in this new environment, we believe the playbook is slightly different in that the market will reward those companies that have pricing inelasticity in their business models. In our view, defending profit margins and minimizing the rate of change is more important than starting with a high absolute value. This reinforces our rationale for aiming to own high-quality companies that can pass on increased costs without causing demand destruction.

For the current fiscal period, OSCV was up 2.06% at market and up 1.89% at net asset value (“NAV”). Over the same period, the Russell 2000® Value Total Return Index was down -1.35%.

The largest positive equity contributor to return for the current fiscal period was Texas Pacific Land Corporation (TPL), gaining 71.08% and adding 0.96% to the return of OSCV. The second largest contributor was Stock Yards Bancorp, Inc. (SYBT) gaining 50.93% and adding 0.67% to the return of OSCV. The third largest contributor was RCI Hospitality Holdings, Inc. (RICK) gaining 36.50% and adding 0.60% to the return of OSCV.

The largest negative equity contributor to the return of the Fund for the current fiscal period was Gladstone Land Corporation (LAND) down -49.14% and detracting -0.74% from the return of OSCV. The second largest negative contributor was NexPoint Residential Trust, Inc. (NXRT) down -48.17% and detracting -0.71% from the return of OSCV. The third largest negative contributor was Hingham Institution for Savings (HIFS) down -23.12% and detracting -0.55% from the return of OSCV.

We are excited about the opportunity to give our investors access to the Opus Small Cap Value ETF. OSCV selects stocks across a variety of sectors and industries by combining factor-based analysis with rigorous fundamental research to identify high-quality, growing companies that are believed to be undervalued. OSCV is focused on three core themes to identify companies: 1. higher quality companies with sound business models, higher returns on equity, strong balance sheets, and shareholder-friendly management. 2. higher growth companies that are well-positioned to grow sales, earnings, cash flows, and dividends. 3. lower valuation companies whose valuations reflect lower price-to-earnings and higher yields than their peers. OSCV generally sells a stock when the company is no longer believed to be high quality, when its anticipated growth rate has significantly declined, when it is no longer considered undervalued, or when it is no longer considered a small-capitalization company after a significant period of time (e.g., more than one year).

We appreciate your interest in OSCV. If we can elaborate on the underlying Opus Small Cap Value ETF, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Opus Small Cap Value ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund invests in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the NAV, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Investing involves risk. Principal loss is possible. Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active exchanges at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Definitions:

Russell 2000® Value Total Return Index – The Russell 2000® Value Index measures the performance of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index – The Russell 2000 index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® serves as a benchmark for small-cap stocks in the United States.

Price-to-earnings ratio (or “P/E ratio”) is the ratio for valuing a company that measures its current share price relative to its earnings per share (“EPS”). The price-to-earnings ratio is also sometimes known as the price multiple or the earnings multiple. P/E ratios are used by investors and analysts to determine the relative value of a company’s shares in an apples-to-apples comparison. It can also be used to compare a company against its own historical record or to compare aggregate markets against one another or over time.

Quantitative tightening (“QT”) refers to monetary policies that contract, or reduce, the Federal Reserve System (Fed) balance sheet. This process is also known as balance sheet normalization.

Profit margin is one of the commonly used profitability ratios to gauge the degree to which a company or a business activity makes money. It represents what percentage of sales has turned into profits. Simply put, the percentage figure indicates how many cents of profit the business has generated for each dollar of sale.

Return on equity – a measure of financial performance calculated by dividing net income by shareholders’ equity (shareholders’ equity being a company’s assets minus its debt).

Cash flow – a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures.

Aptus Capital Advisors is the adviser to the Opus Small Cap Value ETF, which is distributed by Quasar Distributors, LLC.

International Drawdown Managed Equity ETF

Shareholder Letter
(Unaudited)

Dear IDME Shareholders,

Thank you for your investment in the International Drawdown Managed Equity ETF, referred to herein as IDME or the “Fund”. The information presented in this letter relates to IDME’s performance period from May 1, 2022 through October 31, 2022 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective principally by investing in a portfolio of other ETFs that invest in equity securities of non-U.S. (international) companies in developed and emerging markets throughout the world, while purchasing and/or writing (selling) exchange-listed call or put options on one or more broad-based indexes or ETFs that track the performance of equity markets outside of the United States to (i) limit downside (“drawdown”) risk, (ii) create additional equity exposure, and/or (iii) generate premiums from writing call options on the Fund’s equity investments.

During the current fiscal period, interest rates rose at a historic pace as the Federal Reserve hiked interest rates to combat stubbornly high inflation. The rise in interest rates led to a repricing in equity valuations where price to earnings multiples (“price-to-earnings ratio” or “P/E ratio”) contracted from very elevated levels which led to lower stock prices. In addition, ex-US exposure suffered geopolitical events, a strong US Dollar as well as severe supply side shortages which weighed heavily on equity prices. The equity exposure across the IDME portfolio decreased in line with the MSCI All Cap World Index (the blend of EFA/EEM) as stock prices dropped. In regard to the options hedging component, the volatility environment (as measured by the Cboe Volatility Index or VIX) for the year was heightened but not explosive when compared to the environment experienced during the 2020 pandemic or other prolonged drawdowns. IDME is a tail hedge fund where the risk mitigation we carry (long puts) are out of the money (“OTM”). These tail hedges carry a lower delta but higher gamma (or convexity) allowing for the managers to own more contracts and have a large percentage of the fund notionally preserved. In a true volatility event (we define as VIX >40), these hedges quickly can come to life and offset declines in our equity portfolio. Due to a muted volatility environment, IDME’s hedges didn’t realize to the extent that we’d hoped given the lower volatility regime. The managers did make an addition to the strategy over the summer of 2022 which allowed the fund to sell covered calls against the equity positions held by the fund which has been additive to performance.

For the current fiscal period, IDME was down -15.21% at market and down -15.22% at net asset value (“NAV”). Over the same period, the MSCI All Cap World Index ex USA Net (USD) was down -14.59%.

The largest positive equity contributor to return for the current fiscal period was a put option position expiring in July 2022 on iShares MSCI EAFE ETF (EFA), gaining 283.26% and adding 1.88% to the return of IDME. The second largest contributor was a put option position expiring in October 2022 on iShares MSCI EAFE ETF (EFA), gaining 102.66% and adding 1.55% to the return of IDME. The third largest contributor was a put option position expiring in October 2022 on iShares MSCI EAFE ETF (EFA), gaining 129.91% and adding 1.25% to the return of IDME.

The largest negative contributor to the return of the Fund for the current fiscal period was SPDR Portfolio Developed World ex-US ETF (SPDW), down -13.38% and detracting -9.23% from the return of IDME. The second largest negative contributor was Vanguard Emerging Markets Stock Index Fund (VWO), down -17.55% and detracting -5.04% from the return of IDME. The third largest negative contributor was a put option position expiring in November 2022 on iShares MSCI EAFE ETF (EFA), down -62.12% and detracting -1.91% from the return of IDME.

We are excited about the opportunity to give our investors access to International Drawdown Managed Equity ETF. We believe, IDME is able to capture the upside potential of investing in an All Cap World Index ex-U.S., but with structurally less downside potential. Using cost efficient and liquid passive index ETFs, we believe Aptus has created a portfolio intended to look very much like All Cap World Index (ACWX) on the way up but offer notionally hedged protection on the way down. We believe there is upside in capturing less downside, both behaviorally and mathematically. Rather than try to time the markets, we actively hedge our holdings in an effort to mitigate downside risk. We believe IDME provides a solution to every Investor’s foreign equity exposures that helps mitigate geopolitical economic risks in an ever-growing divide between Developed and Emerging markets.

We appreciate your interest in IDME. If we can elaborate on the underlying International Drawdown Managed Equity strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

International Drawdown Managed Equity ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock or ETF volatility than diversified funds. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying security, which may be magnified by certain features of the options. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying securities. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the NAV, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Call options give the owner the right to buy the underlying security at the specified price within a specific time period. Put options give the owner the right to sell the underlying security at the specified price within a specific time period. A collar is an options strategy constructed by holding shares of the underlying stock while simultaneously buying put options and selling call options against that holding

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active changes at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments and schedule of written options in this report for complete holdings information.

Definitions:

MSCI All Cap World Index ex USA Net (USD) - captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 27 Emerging Markets (EM) countries. With 2,350 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

Price-to-earnings ratio (or “P/E ratio”) is the ratio for valuing a company that measures its current share price relative to its earnings per share (“EPS”). The price-to-earnings ratio is also sometimes known as the price multiple or the earnings multiple. P/E ratios are used by investors and analysts to determine the relative value of a company’s shares in an apples-to-apples comparison. It can also be used to compare a company against its own historical record or to compare aggregate markets against one another or over time.

Cboe Volatility Index (VIX) is a real-time index that represents the market’s expectations for the relative strength of near-term price changes of the S&P 500 Index (SPX). Because it is derived from the prices of SPX index options with near-term expiration dates, it generates a 30-day forward projection of volatility. Volatility, or how fast prices change, is often seen as a way to gauge market sentiment, and in particular the degree of fear among market participants.

Out of the Money (“OTM”) is a matter of the strike price’s position relative to the market value of the underlying stock. An OTM option is one that has a strike price that the underlying security has yet to reach, meaning the option has no intrinsic value.

Delta is a risk metric that estimates the change in price of a derivative, such as an options contract, given a $1 change in its underlying security. The delta also tells options traders the hedging ratio to become delta neutral. A third interpretation of an option’s delta is the probability that it will finish in-the-money.

Gamma is an important measure of the convexity of a derivative’s value, in relation to the underlying asset. An option position’s gamma is the rate of change in its delta for every 1-point move in the underlying asset’s price.

Aptus Capital Advisors is the adviser to the Aptus Collared Income Opportunity ETF, which is distributed by Quasar Distributors, LLC.

Aptus Enhanced Yield ETF

Shareholder Letter
(Unaudited)

Dear JUCY Shareholders,

Thank you for your investment in the Aptus Enhanced Yield ETF, referred to herein as “JUCY” or the “Fund”. The information presented in this letter relates to JUCY’s one day of operation on its inception date of October 31, 2022 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objectives through a hybrid fixed income and equity-linked note strategy. The Fund invests primarily in U.S. Treasury Bills, U.S. Treasury Notes, and the securities of U.S. government-sponsored entities (“GSEs”) (the “Fixed Income Strategy”) and invests the remainder of its assets in Equity-Linked Notes (“ELNs”) (the “ELN Strategy”).

For the current fiscal period, JUCY was down -0.04% at net asset value (“NAV”). There is no market performance data available for this period as the Fund was not actively traded on October 31, 2022.

We are excited about the opportunity to give our investors access to Aptus Enhanced Yield ETF. JUCY provides investors an actively managed strategy that seeks attractive income with capital preservation. The strategy typically invests in a portfolio of lower-duration US Treasuries and Agency Securities to provide stability and income. It then seeks to enhance the portfolio’s yield by using an option overlay to provide more distributable income.

We appreciate your interest in JUCY. If we can elaborate on the underlying Aptus Enhanced Yield strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Enhanced Yield ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active changes at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments in this report for complete holdings information.

Definitions:

Government-sponsored enterprise (GSE) - a quasi-governmental entity established to enhance the flow of credit to specific sectors of the U.S. economy. Created by acts of Congress, these agencies—although they are privately-held—provide public financial services. GSEs help to facilitate borrowing for a variety of individuals, including students, farmers, and homeowners.

Equity-linked note (ELN) - an investment product that combines a fixed-income investment with additional potential returns that are tied to the performance of equities.

Aptus Capital Advisors is the adviser to the Aptus Enhanced Yield ETF, which is distributed by Quasar Distributors, LLC.

Aptus ETFs

Portfolio Allocations

As of October 31, 2022 (Unaudited)

Aptus Collared Income Opportunity ETF

Sector	Percentage of Net Assets
Technology	23.5%
Consumer, Non-cyclical	19.8
Financial	15.2
Consumer, Cyclical	11.5
Communications	9.5
Industrial	7.8
Energy	5.8
Basic Materials	3.0
Utilities	3.0
Purchased Options	1.8
Short-Term Investments	0.3
Liabilities in Excess of Other Assets	(1.2)
Total	100.0%

Aptus Defined Risk ETF

Asset Type	Percentage of Net Assets
Exchange Traded Funds	92.7%
Other Assets in Excess of Liabilities	3.7
Short-Term Investments	3.3
Purchased Options	0.3
Total	100.0%

Aptus Drawdown Managed Equity ETF

Sector	Percentage of Net Assets
Technology	22.9%
Consumer, Non-cyclical	19.8
Financial	15.8
Consumer, Cyclical	11.3
Communications	9.1
Industrial	7.1
Energy	5.5
Basic Materials	3.8
Utilities	2.6
Purchased Options	1.7
Other Assets in Excess of Liabilities	0.2
Short-Term Investments	0.2
Total	100.0%

Aptus ETFs

Portfolio Allocations

As of October 31, 2022 (Unaudited) (Continued)

Opus Small Cap Value ETF

Sector	Percentage of Net Assets
Financial (a)	30.8%
Industrial	19.1
Energy	12.0
Consumer, Cyclical	13.8
Consumer, Non-cyclical	12.6
Basic Materials	3.3
Technology	1.7
Utilities	2.9
Short-Term Investments	3.8
Liabilities in Excess of Other Assets (b)	(0.0)
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in Notes to Financial Statements.

(b)	Represents less than 0.05% of net assets.

International Drawdown Managed Equity ETF

Asset Type	Percentage of Net Assets
Exchange Traded Funds	97.1%
Other Assets in Excess of Liabilities	1.5
Purchased Options	1.0
Short-Term Investments	0.4
Total	100.0%

Aptus Enhanced Yield ETF

Asset Type	Percentage of Net Assets
U.S. Government Notes	74.3%
Short-Term Investments	19.6%
Other Assets in Excess of Liabilities	6.1%
Total	100.0%

Aptus Collared Income Opportunity ETF

Schedule of Investments
October 31, 2022 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.1%
	Basic Materials — 3.0%
65,041	Agnico Eagle Mines, Ltd.(a)	$2,859,203
29,089	Linde plc (a)	8,649,614
82,616	Mosaic Company (a)	4,440,610
		15,949,427
	Communications — 9.5%
180,216	Alphabet, Inc. - Class C (a)(b)	17,059,247
142,817	Amazon.com, Inc. (a)(b)	14,630,174
106,035	Comcast Corporation - Class A	3,365,551
12,151	Netflix, Inc. (a)(b)	3,546,634
53,815	T-Mobile US, Inc. (a)(b)	8,156,201
29,962	Walt Disney Company (b)	3,192,151
		49,949,958
	Consumer, Cyclical — 11.5%
6,993	Costco Wholesale Corporation (a)	3,506,990
30,116	Dollar General Corporation (a)	7,681,086
25,399	Home Depot, Inc. (a)	7,521,406
34,330	Marriott International, Inc. - Class A (a)	5,496,576
20,543	McDonald’s Corporation (a)	5,601,254
178,123	PulteGroup, Inc. (a)	7,123,139
44,213	Tesla, Inc. (a)(b)	10,060,226
87,094	TJX Companies, Inc.	6,279,477
48,895	Walmart, Inc. (a)	6,959,225
		60,229,379
	Consumer, Non-cyclical — 19.8%
37,927	Abbott Laboratories (a)	3,752,497
30,173	AbbVie, Inc. (a)	4,417,327
78,821	Altria Group, Inc.	3,647,048
33,179	Bristol-Myers Squibb Company (a)	2,570,377
13,791	Chemed Corporation (a)	6,438,604
18,933	Elevance Health, Inc. (a)	10,351,996
16,284	Eli Lilly and Company (a)	5,896,274
29,596	IQVIA Holdings, Inc. (a)(b)	6,205,393
39,776	Johnson & Johnson (a)	6,919,831
38,933	Merck & Company, Inc. (a)	3,940,020
63,441	Mondelez International, Inc. - Class A (a)	3,900,353
57,518	PayPal Holdings, Inc. (a)(b)	4,807,354
45,278	PepsiCo, Inc. (a)	8,221,579
38,341	Procter & Gamble Company (a)	5,163,383
31,086	Stryker Corporation (a)	7,126,155
14,725	Thermo Fisher Scientific, Inc. (a)	7,568,208
22,794	UnitedHealth Group, Inc. (a)	12,654,089
		103,580,488
	COMMON STOCKS — 99.1% (Continued)
	Energy — 5.8%
21,408	Chevron Corporation (a)	3,872,707
52,238	Diamondback Energy, Inc. (a)	8,207,112
99,912	Exxon Mobil Corporation (a)	11,071,249
28,363	Pioneer Natural Resources Company (a)	7,272,557
		30,423,625
	Financial — 15.2%
241,060	Bank of America Corporation (a)	8,687,803
30,324	Berkshire Hathaway, Inc. - Class B (a)(b)	8,948,309
4,652	BlackRock, Inc. (a)	3,004,773
74,591	Charles Schwab Corporation (a)	5,942,665
23,631	CME Group, Inc. (a)	4,095,252
29,516	Crown Castle, Inc.	3,933,302
58,389	Digital Realty Trust, Inc. (a)	5,853,497
66,116	JPMorgan Chase & Company (a)	8,322,682
37,037	Marsh & McLennan Companies, Inc. (a)	5,981,105
62,515	Morgan Stanley (a)	5,136,858
49,013	Progressive Corporation (a)	6,293,269
13,899	Public Storage	4,305,215
24,242	Visa, Inc. - Class A (a)	5,021,973
92,560	Wells Fargo & Company	4,256,835
		79,783,538
	Industrial — 7.8%
32,493	Caterpillar, Inc. (a)	7,033,435
209,237	CSX Corporation	6,080,427
10,539	Deere & Company	4,171,547
26,450	FedEx Corporation	4,239,406
29,449	Honeywell International, Inc. (a)	6,008,185
30,044	L3Harris Technologies, Inc. (a)	7,404,945
11,899	Lockheed Martin Corporation (a)	5,791,005
		40,728,950
	Technology — 23.5%
22,916	Accenture plc - Class A (a)	6,505,852
44,650	Analog Devices, Inc. (a)	6,367,983
243,854	Apple, Inc. (a)	37,392,572
52,595	Applied Materials, Inc.	4,643,613
51,811	Fiserv, Inc. (a)(b)	5,323,062
120,401	Microsoft Corporation (a)	27,948,684
53,277	NVIDIA Corporation (a)	7,190,797
117,333	Oracle Corporation (a)	9,160,187
45,627	Paychex, Inc. (a)	5,398,130
14,709	ServiceNow, Inc. (a)(b)	6,188,665
45,798	Texas Instruments, Inc.	7,356,533
		123,476,078

The accompanying notes are an integral part of these financial statements.

Aptus Collared Income Opportunity ETF

Schedule of Investments
October 31, 2022 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.1% (Continued)
	Utilities — 3.0%
139,978	NextEra Energy, Inc. (a)	$10,848,295
71,685	Southern Company	4,693,934
		15,542,229
	TOTAL COMMON STOCKS (Cost 474,905,550)	519,663,672

Contracts		Notional Amount
	PURCHASED OPTIONS (c) — 1.8%
	Call Options — 0.1%
475	S&P 500 Index, Expiration: 10/31/2022, Exercise Price: $4,050.00	$183,919,050	1,187
900	S&P 500 Index, Expiration: 11/04/2022, Exercise Price: $4,050.00	348,478,200	382,500
			383,687
	Put Options — 1.7%
1,400	S&P 500 Index, Expiration: 11/18/2022, Exercise Price: $3,700.00 (d)	542,077,200	4,277,000
1,200	S&P 500 Index, Expiration: 11/11/2022, Exercise Price: $3,775.00 (d)	464,637,600	4,674,000
			8,951,000
	TOTAL PURCHASED OPTIONS (Cost $13,588,945)		9,334,687

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 0.3%
1,761,821	First American Treasury Obligations Fund - Class X, 3.06% (e)	$1,761,821
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,761,821)	1,761,821
	Total Investments (Cost $490,256,316) — 101.2%	530,760,180
	Liabilities in Excess of Other Assets — (1.2)%	(6,127,327)
	NET ASSETS — 100.0%	$524,632,853

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is held as collateral for the options written. At October 31, 2022, the value of these securities amount to $432,171,822 or 82.4% of net assets.
(b)	Non-income producing security.
(c)	Exchange traded.
(d)	Securities are held in connection with written options, see Schedule of Written Options for more details.
(e)	Rate shown is the annualized seven-day yield as of October 31, 2022.

The accompanying notes are an integral part of these financial statements.

Aptus Collared Income Opportunity ETF

Schedule of Written Options
October 31, 2022 (Unaudited)

Contracts	Security Description	Notional Amount	Value
	Written Options (a) — (1.2)%
	Call Options — (0.7)%
(378)	Abbott Laboratories, Expiration: 11/04/2022, Exercise Price: $105.00	$(3,739,932)	$(1,512)
(267)	AbbVie, Inc., Expiration: 11/18/2022, Exercise Price: $155.00	(3,908,880)	(16,420)
(229)	Accenture plc - Class A, Expiration: 11/18/2022, Exercise Price: $310.00	(6,501,310)	(18,892)
(648)	Agnico Eagle Mines, Ltd., Expiration: 11/18/2022, Exercise Price: $50.00	(2,848,608)	(19,440)
(1,802)	Alphabet, Inc. - Class C, Expiration: 11/18/2022, Exercise Price: $105.00	(17,057,732)	(65,773)
(1,428)	Amazon.com, Inc., Expiration: 11/18/2022, Exercise Price: $115.00	(14,628,432)	(85,680)
(446)	Analog Devices, Inc., Expiration: 11/18/2022, Exercise Price: $155.00	(6,360,852)	(36,795)
(2,438)	Apple, Inc., Expiration: 11/18/2022, Exercise Price: $165.00	(37,384,292)	(197,478)
(525)	Applied Materials, Inc., Expiration: 11/18/2022, Exercise Price: $100.00	(4,635,225)	(37,012)
	Written Options (a) — (1.2)% (Continued)
	Call Options — (0.7)% (Continued)
(302)	Berkshire Hathaway, Inc. - Class B, Expiration: 11/04/2022, Exercise Price: $285.00	(8,911,718)	(338,240)
(46)	BlackRock, Inc., Expiration: 11/18/2022, Exercise Price: $710.00	(2,971,186)	(10,810)
(324)	Caterpillar, Inc., Expiration: 11/18/2022, Exercise Price: $235.00	(7,013,304)	(31,590)
(69)	Costco Wholesale Corporation, Expiration: 11/04/2022, Exercise Price: $490.00	(3,460,350)	(101,775)
(294)	Crown Castle, Inc., Expiration: 11/18/2022, Exercise Price: $140.00	(3,917,844)	(47,040)
(105)	Deere & Company, Expiration: 11/04/2022, Exercise Price: $400.00	(4,156,110)	(44,887)
(522)	Diamondback Energy, Inc., Expiration: 11/18/2022, Exercise Price: $180.00	(8,201,142)	(30,015)
(300)	Dollar General Corporation, Expiration: 11/04/2022, Exercise Price: $250.00	(7,651,500)	(202,500)

The accompanying notes are an integral part of these financial statements.

Aptus Collared Income Opportunity ETF

Schedule of Written Options
October 31, 2022 (Unaudited) (Continued)

Contracts		Security Description	Notional Amount	Value
		Written Options (a) — (1.2)% (Continued)
		Call Options — (0.7)% (Continued)
	(189)	Elevance Health, Inc., Expiration: 11/18/2022, Exercise Price: $575.00	$(10,333,953)	$(75,127)
	(263)	FedEx Corporation, Expiration: 11/04/2022, Exercise Price: $167.50	(4,215,364)	(15,254)
	(253)	Home Depot, Inc., Expiration: 11/04/2022, Exercise Price: $290.00	(7,492,089)	(216,948)
	(294)	Honeywell International, Inc., Expiration: 11/18/2022, Exercise Price: $215.00	(5,998,188)	(24,255)
	(295)	IQVIA Holdings, Inc., Expiration: 11/18/2022, Exercise Price: $200.00	(6,185,265)	(417,425)
	(396)	Johnson & Johnson, Expiration: 11/04/2022, Exercise Price: $170.00	(6,889,212)	(181,170)
	(290)	Linde plc, Expiration: 11/18/2022, Exercise Price: $310.00	(8,623,150)	(94,250)
	(118)	Lockheed Martin Corporation, Expiration: 11/18/2022, Exercise Price: $520.00	(5,742,824)	(19,765)
		Written Options (a) — (1.2)% (Continued)
		Call Options — (0.7)% (Continued)
	(342)	Marriott International, Inc. - Class A, Expiration: 11/04/2022, Exercise Price: $160.00	(5,475,762)	(145,350)
	(369)	Marsh & McLennan Companies, Inc., Expiration: 11/18/2022, Exercise Price: $165.00	(5,958,981)	(96,863)
	(205)	McDonald’s Corporation, Expiration: 11/18/2022, Exercise Price: $285.00	(5,589,530)	(18,450)
	(1,200)	Microsoft Corporation, Expiration: 11/04/2022, Exercise Price: $250.00	(27,855,600)	(20,400)
	(623)	Morgan Stanley, Expiration: 11/04/2022, Exercise Price: $82.00	(5,119,191)	(87,220)
	(121)	Netflix, Inc., Expiration: 11/18/2022, Exercise Price: $340.00	(3,531,748)	(15,609)
	(532)	NVIDIA Corporation, Expiration: 11/18/2022, Exercise Price: $165.00	(7,180,404)	(41,230)
	(454)	Paychex, Inc., Expiration: 11/18/2022, Exercise Price: $120.00	(5,371,274)	(93,070)

The accompanying notes are an integral part of these financial statements.

Aptus Collared Income Opportunity ETF

Schedule of Written Options
October 31, 2022 (Unaudited) (Continued)

Contracts		Security Description	Notional Amount	Value
		Written Options (a) — (1.2)% (Continued)
		Call Options — (0.7)% (Continued)
	(575)	PayPal Holdings, Inc., Expiration: 11/04/2022, Exercise Price: $97.00	$(4,805,850)	$(46,863)
	(451)	PepsiCo, Inc., Expiration: 11/04/2022, Exercise Price: $180.00	(8,189,258)	(122,447)
	(382)	Procter & Gamble Company, Expiration: 11/18/2022, Exercise Price: $140.00	(5,144,394)	(29,414)
	(488)	Progressive Corporation, Expiration: 11/18/2022, Exercise Price: $130.00	(6,265,920)	(124,440)
	(138)	Public Storage, Expiration: 11/18/2022, Exercise Price: $320.00	(4,274,550)	(66,930)
	(900)	S&P 500 Index, Expiration: 11/04/2022, Exercise Price: $4,150.00	(348,478,200)	(51,750)
	(147)	ServiceNow, Inc., Expiration: 11/18/2022, Exercise Price: $495.00	(6,184,878)	(17,640)
	(714)	Southern Company, Expiration: 11/04/2022, Exercise Price: $68.00	(4,675,272)	(7,140)
	(310)	Stryker Corporation, Expiration: 11/18/2022, Exercise Price: $247.50	(7,106,440)	(40,300)
		Written Options (a) — (1.2)% (Continued)
		Call Options — (0.7)% (Continued)
	(868)	TJX Companies, Inc., Expiration: 11/04/2022, Exercise Price: $70.00	(6,258,280)	(221,340)
	(538)	T-Mobile US, Inc., Expiration: 11/18/2022, Exercise Price: $160.00	(8,153,928)	(44,116)
	(227)	UnitedHealth Group, Inc., Expiration: 11/04/2022, Exercise Price: $550.00	(12,601,905)	(219,623)
	(354)	Walmart, Inc., Expiration: 11/18/2022, Exercise Price: $150.00	(5,038,482)	(43,542)
	(923)	Wells Fargo & Company, Expiration: 11/04/2022, Exercise Price: $47.00	(4,244,877)	(22,614)
				(3,906,404)
		Put Options - (0.5)%
	(1,400)	S&P 500 Index, Expiration: 11/18/2022, Exercise Price: $3,400.00	(542,077,200)	(518,000)
	(1,200)	S&P 500 Index, Expiration: 11/11/2022, Exercise Price: $3,665.00	(464,637,600)	(1,830,000)
				(2,348,000)
		TOTAL WRITTEN OPTIONS (Premiums Received $4,247,824)		$(6,254,404)

Percentages are stated as a percent of net assets.

(a)	Exchange traded.

The accompanying notes are an integral part of these financial statements.

Aptus Defined Risk ETF

Schedule of Investments
October 31, 2022 (Unaudited)

Shares	Security Description	Value
	EXCHANGE TRADED FUNDS — 92.7% (a)
	Investment Grade Corporate Bonds — 92.7%
5,319,047	Invesco BulletShares 2025 Corporate Bond ETF (b)	$105,849,035
5,680,525	Invesco BulletShares 2026 Corporate Bond ETF (b)	105,316,934
2,017,340	Invesco BulletShares 2027 Corporate Bond ETF (b)	37,462,004
1,696,727	Invesco BulletShares 2028 Corporate Bond ETF (b)	32,390,519
1,867,742	Invesco BulletShares 2029 Corporate Bond ETF (b)	32,311,937
1,660,809	Invesco BulletShares 2030 Corporate Bond ETF (b)	25,725,931
655,115	Invesco BulletShares 2031 Corporate Bond ETF (b)	10,003,606
6,399,506	iShares iBonds Dec 2027 Term Corporate ETF (b)	146,292,707
5,122,213	iShares iBonds Dec 2028 Term Corporate ETF (b)	121,345,226
2,981,410	iShares iBonds Dec 2029 Term Corporate ETF (b)	64,458,084
1,991,808	iShares iBonds Dec 2030 Term Corporate ETF (b)	40,174,767
1,446,295	iShares iBonds Dec 2031 Term Corporate ETF (b)	27,956,882
	TOTAL EXCHANGE TRADED FUNDS (Cost $791,624,652)	749,287,632

Contracts		Notional Amount
	PURCHASED OPTIONS (c) — 0.3%
	Call Options — 0.1%
35,000	iShares 20+ Year Treasury Bond ETF, Expiration: 11/18/2022, Exercise Price: $130.00 (d)	$336,385,000	52,500
800	S&P 500 Index, Expiration: 10/31/2022, Exercise Price: $4,050.00 (d)	309,758,400	2,000
Contracts	Security Description	Notional Amount	Value
	PURCHASED OPTIONS (c) — 0.3% (Continued)
	Call Options — 0.1% (Continued)
15,000	Walt Disney Company, Expiration: 11/11/2022, Exercise Price: $120.00 (d)	$159,810,000	$772,500
			827,000
	Put Options — 0.2%
50,000	iShares iBoxx $ Investment Grade Corporate Bond ETF, Expiration: 12/16/2022, Exercise Price: $90.00 (d)	506,750,000	1,425,000
			1,425,000
	TOTAL PURCHASED OPTIONS (Cost $6,233,493)		2,252,000

Shares
	SHORT-TERM INVESTMENTS — 3.3%
27,010,760	First American Treasury Obligations Fund - Class X, 3.06% (e)	27,010,760
	TOTAL SHORT-TERM INVESTMENTS (Cost $27,010,760)	27,010,760
	Total Investments (Cost $824,868,905) — 96.3%	778,550,392
	Other Assets in Excess of Liabilities — 3.7%	30,030,369
	NET ASSETS — 100.0%	$808,580,761

Percentages are stated as a percent of net assets.

(a)

The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest. See Note 9 in Notes to Financial Statements.

(b)	Affiliated Exchange Traded Fund during the period. See Note 5 in Notes to Financial Statements.
(c)	Exchange traded.
(d)	Securities are held in connection with written options, see Schedule of Written Options for more details.
(e)	Rate shown is the annualized seven-day yield as of October 31, 2022.

The accompanying notes are an integral part of these financial statements.

Aptus Defined Risk ETF

Schedule of Written Options
October 31, 2022 (Unaudited)

Contracts	Security Description	Notional Amount	Value
	Written Options (a) — (0.1)%
	Call Options — (0.0)% (b)
(35,000)	iShares 20+ Year Treasury Bond ETF, Expiration: 11/18/2022, Exercise Price: $140.00	$336,385,000	$(17,500)
(800)	S&P 500 Index, Expiration: 10/31/2022, Exercise Price: $4,175.00	(309,758,400)	(2,000)
(15,000)	Walt Disney Company, Expiration: 11/11/2022, Exercise Price: $130.00	(159,810,000)	(150,000)
			(169,500)
	Put Options — (0.1)%
(50,000)	iShares iBoxx $ Investment Grade Corporate Bond ETF, Expiration: 12/16/2022, Exercise Price: $80.00	(506,750,000)	(625,000)
			(625,000)
	TOTAL WRITTEN OPTIONS (Premiums Received $1,653,041)		$(794,500)

Percentages are stated as a percent of net assets.

(a)	Exchange traded.
(b)	Represents less than 0.05% of Net Assets.

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Schedule of Investments
October 31, 2022 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 97.9%
	Basic Materials — 3.8%
103,401	Agnico Eagle Mines, Ltd. (a)	$4,545,508
10,564	Linde plc (a)	3,141,206
48,331	Mosaic Company (a)	2,597,791
12,367	Sherwin-Williams Company (a)	2,782,946
		13,067,451
	Communications — 9.1%
115,994	Alphabet, Inc. - Class C (a)(b)	10,979,992
89,191	Amazon.com, Inc. (a)(b)	9,136,726
47,247	Comcast Corporation - Class A	1,499,620
22,735	Meta Platforms, Inc. - Class A (a)(b)	2,117,992
5,448	Netflix, Inc. (b)	1,590,162
24,041	T-Mobile US, Inc. (a)(b)	3,643,654
18,670	Walt Disney Company (a)(b)	1,989,102
		30,957,248
	Consumer, Cyclical — 11.3%
1,250	AutoZone, Inc. (a)(b)	3,166,100
34,651	Copart, Inc. (a)(b)	3,985,558
17,733	Dollar General Corporation (a)	4,522,802
15,380	Hilton Worldwide Holdings, Inc. (a)	2,080,299
12,267	Home Depot, Inc. (a)	3,632,627
14,683	McDonald’s Corporation (a)	4,003,467
10,998	Pool Corporation (a)	3,345,921
83,888	PulteGroup, Inc. (a)	3,354,681
25,758	Tesla, Inc. (a)(b)	5,860,975
31,306	Walmart, Inc. (a)	4,455,783
		38,408,213
	Consumer, Non-cyclical — 19.8%
28,023	Abbott Laboratories (a)	2,772,596
17,763	AbbVie, Inc. (a)	2,600,503
60,962	Altria Group, Inc. (a)	2,820,712
64,849	Boston Scientific Corporation (a)(b)	2,795,640
18,056	Charles River Laboratories International, Inc. (a)(b)	3,832,386
10,283	Chemed Corporation (a)	4,800,824
11,959	Elevance Health, Inc. (a)	6,538,822
14,312	Eli Lilly and Company (a)	5,182,232
12,091	Intuitive Surgical, Inc. (a)(b)	2,980,069
27,624	Johnson & Johnson (a)	4,805,747
24,840	Merck & Company, Inc. (a)	2,513,808
28,840	Mondelez International, Inc. - Class A	1,773,083
37,504	PayPal Holdings, Inc. (a)(b)	3,134,584
30,887	PepsiCo, Inc. (a)	5,608,462
24,204	Procter & Gamble Company (a)	3,259,553
	COMMON STOCKS — 97.9% (Continued)
	Consumer, Non-cyclical — 19.8% (Continued)
8,447	Thermo Fisher Scientific, Inc. (a)	4,341,505
13,886	UnitedHealth Group, Inc. (a)	7,708,813
		67,469,339
	Energy — 5.5%
47,846	Chevron Corporation (a)	8,655,342
32,966	Diamondback Energy, Inc. (a)	5,179,288
19,618	Pioneer Natural Resources Company (a)	5,030,251
		18,864,881
	Financial — 15.8%
103,241	Bank of America Corporation (a)	3,720,805
19,052	Berkshire Hathaway, Inc. - Class B (a)(b)	5,622,055
3,697	BlackRock, Inc. (a)	2,387,929
60,569	Charles Schwab Corporation (a)	4,825,532
21,085	Chubb, Ltd. (a)	4,530,956
18,391	Extra Space Storage, Inc. (a)	3,263,299
22,571	First Republic Bank (a)	2,710,777
41,789	Intercontinental Exchange, Inc. (a)	3,993,775
33,065	JPMorgan Chase & Company (a)	4,162,222
12,352	PNC Financial Services Group, Inc. (a)	1,998,924
32,235	Progressive Corporation (a)	4,138,974
26,849	Prologis, Inc. (a)	2,973,527
27,286	Sun Communities, Inc. (a)	3,679,517
27,248	Visa, Inc. - Class A (a)	5,644,696
		53,652,988
	Industrial — 7.1%
26,588	Caterpillar, Inc. (a)	5,755,238
9,355	Honeywell International, Inc.	1,908,607
8,356	Lockheed Martin Corporation (a)	4,066,698
45,661	Otis Worldwide Corporation (a)	3,225,493
20,391	Raytheon Technologies Corporation (a)	1,933,475
96,556	Tenaris SA - ADR (a)	3,033,790
21,296	Union Pacific Corporation (a)	4,198,293
		24,121,594
	Technology — 22.9%
18,669	Accenture plc - Class A (a)	5,300,129
4,844	Adobe, Inc. (a)(b)	1,542,814
34,438	Advanced Micro Devices, Inc. (a)(b)	2,068,346
156,719	Apple, Inc. (a)	24,031,292
3,986	ASML Holding NV - NY (a)	1,883,066
10,176	Broadcom, Inc. (a)	4,783,941
46,002	Fidelity National Information Services, Inc. (a)	3,817,706
7,497	Intuit, Inc. (a)	3,204,968

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Schedule of Investments
October 31, 2022 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.9% (Continued)
	Technology — 22.9% (Continued)
9,660	Lam Research Corporation (a)	$3,910,175
76,203	Microsoft Corporation (a)	17,689,002
19,056	NVIDIA Corporation (a)	2,571,988
12,789	Roper Technologies, Inc. (a)	5,301,552
4,539	ServiceNow, Inc. (a)(b)	1,909,739
		78,014,718
	Utilities — 2.6%
23,325	American Water Works Company, Inc. (a)	3,390,056
72,124	NextEra Energy, Inc. (a)	5,589,610
		8,979,666
	TOTAL COMMON STOCKS (Cost $315,029,376)	333,536,098

Contracts		Notional Amount
	PURCHASED OPTIONS (c) — 1.7%
	Call Options — 0.1%
325	S&P 500 Index, Expiration: 10/31/2022, Exercise Price: $4,050.00	$125,839,350	813
600	S&P 500 Index, Expiration: 11/04/2022, Exercise Price: $4,050.00	232,318,800	255,000
			255,813
	Put Options — 1.6%
3,200	S&P 500 Index, Expiration: 12/16/2022, Exercise Price: $3,000.00 (d)	1,239,033,600	1,440,000
925	S&P 500 Index, Expiration: 11/18/2022, Exercise Price: $3,750.00 (d)	358,158,150	3,959,000
			5,399,000
	TOTAL PURCHASED OPTIONS (Cost $12,506,560)		5,654,813
Shares	Security Description		Value
	SHORT-TERM INVESTMENTS — 0.2%
555,964	First American Treasury Obligations Fund - Class X, 3.06% (e)		$555,964
	TOTAL SHORT-TERM INVESTMENTS (Cost $555,964)		555,964
	Total Investments (Cost $328,091,900) — 99.8%		339,746,875
	Other Assets in Excess of Liabilities — 0.2%		861,131
	NET ASSETS — 100.0%		$340,608,006

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
NY	New York Registry Shares.
(a)	All or a portion of this security is held as collateral for the options written. At October 31, 2022, the value of these securities amount to $308,900,670 or 90.7% of net assets.
(b)	Non-income producing security.
(c)	Exchange traded.
(d)	Securities are held in connection with written options, see Schedule of Written Options for more details.
(e)	Rate shown is the annualized seven-day yield as of October 31, 2022.

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Schedule of Written Options
October 31, 2022 (Unaudited)

Contracts	Security Description	Notional Amount	Value
	Written Options (a) — (0.9)%
	Call Options — (0.5)%
(280)	Abbott Laboratories, Expiration: 11/04/2022, Exercise Price: $105.00	$(2,770,320)	$(1,120)
(186)	Accenture plc - Class A, Expiration: 11/18/2022, Exercise Price: $310.00	(5,280,540)	(15,345)
(750)	Agnico Eagle Mines, Ltd., Expiration: 11/18/2022, Exercise Price: $50.00	(3,297,000)	(22,500)
(1,159)	Alphabet, Inc. - Class C, Expiration: 11/18/2022, Exercise Price: $105.00	(10,971,094)	(42,304)
(891)	Amazon.com, Inc., Expiration: 11/18/2022, Exercise Price: $115.00	(9,127,404)	(53,460)
(1,567)	Apple, Inc., Expiration: 11/18/2022, Exercise Price: $165.00	(24,028,378)	(126,927)
(39)	ASML Holding NV, Expiration: 11/18/2022, Exercise Price: $500.00	(1,842,438)	(42,900)
(700)	Bank of America Corporation, Expiration: 11/04/2022, Exercise Price: $36.00	(2,522,800)	(42,350)
	Written Options (a) — (0.9)% (Continued)
	Call Options — (0.5)% (Continued)
(190)	Berkshire Hathaway, Inc. - Class B, Expiration: 11/04/2022, Exercise Price: $285.00	(5,606,710)	(212,800)
(36)	BlackRock, Inc., Expiration: 11/18/2022, Exercise Price: $710.00	(2,325,276)	(8,460)
(265)	Caterpillar, Inc., Expiration: 11/18/2022, Exercise Price: $235.00	(5,736,190)	(25,837)
(102)	Chemed Corporation, Expiration: 11/18/2022, Exercise Price: $490.00	(4,762,074)	(55,080)
(329)	Diamondback Energy, Inc., Expiration: 11/18/2022, Exercise Price: $180.00	(5,168,919)	(18,918)
(177)	Dollar General Corporation, Expiration: 11/04/2022, Exercise Price: $250.00	(4,514,385)	(119,475)
(119)	Elevance Health, Inc., Expiration: 11/18/2022, Exercise Price: $575.00	(6,506,563)	(47,302)
(122)	Home Depot, Inc., Expiration: 11/04/2022, Exercise Price: $300.00	(3,612,786)	(34,465)
(120)	Intuitive Surgical, Inc., Expiration: 11/04/2022, Exercise Price: $235.00	(2,957,640)	(156,000)

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Schedule of Written Options
October 31, 2022 (Unaudited) (Continued)

Contracts	Security Description	Notional Amount	Value
	Written Options (a) — (0.9)% (Continued)
	Call Options — (0.5)% (Continued)
(276)	Johnson & Johnson, Expiration: 11/04/2022, Exercise Price: $170.00	$(4,801,572)	$(126,270)
(96)	Lam Research Corporation, Expiration: 11/18/2022, Exercise Price: $475.00	(3,885,888)	(12,816)
(105)	Linde plc, Expiration: 11/18/2022, Exercise Price: $310.00	(3,122,175)	(34,125)
(83)	Lockheed Martin Corporation, Expiration: 11/04/2022, Exercise Price: $465.00	(4,039,444)	(189,240)
(146)	McDonald’s Corporation, Expiration: 11/18/2022, Exercise Price: $285.00	(3,980,836)	(13,140)
(762)	Microsoft Corporation, Expiration: 11/04/2022, Exercise Price: $250.00	(17,688,306)	(12,954)
(54)	Netflix, Inc., Expiration: 11/18/2022, Exercise Price: $340.00	(1,576,152)	(6,966)
(190)	NVIDIA Corporation, Expiration: 11/18/2022, Exercise Price: $165.00	(2,564,430)	(14,725)
	Written Options (a) — (0.9)% (Continued)
	Call Options — (0.5)% (Continued)
(375)	PayPal Holdings, Inc., Expiration: 11/04/2022, Exercise Price: $97.00	(3,134,250)	(30,563)
(308)	PepsiCo, Inc., Expiration: 11/04/2022, Exercise Price: $180.00	(5,592,664)	(83,622)
(242)	Procter & Gamble Company, Expiration: 11/18/2022, Exercise Price: $140.00	(3,259,014)	(18,634)
(322)	Progressive Corporation, Expiration: 11/18/2022, Exercise Price: $130.00	(4,134,480)	(82,110)
(600)	S&P 500 Index, Expiration: 11/04/2022, Exercise Price: $4,150.00	(232,318,800)	(34,500)
(45)	ServiceNow, Inc., Expiration: 11/18/2022, Exercise Price: $495.00	(1,893,330)	(5,400)
(240)	T-Mobile US, Inc., Expiration: 11/18/2022, Exercise Price: $160.00	(3,637,440)	(19,680)
(138)	UnitedHealth Group, Inc., Expiration: 11/18/2022, Exercise Price: $590.00	(7,661,070)	(20,217)
			(1,730,205)

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Schedule of Written Options
October 31, 2022 (Unaudited) (Continued)

Contracts	Security Description	Notional Amount	Value
	Written Options (a) — (0.9)% (Continued)
	Put Options — (0.4)%
(3,200)	S&P 500 Index, Expiration: 12/16/2022, Exercise Price: $2,500.00	$(1,239,033,600)	$(368,000)
(925)	S&P 500 Index, Expiration: 11/18/2022, Exercise Price: $3,550.00	(358,158,150)	(925,000)
			(1,293,000)
	TOTAL WRITTEN OPTIONS (Premiums Received $4,551,920)		$(3,023,205)

Percentages are stated as a percent of net assets.

(a)	Exchange traded.

The accompanying notes are an integral part of these financial statements.

Opus Small Cap Value ETF

Schedule of Investments
October 31, 2022 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 96.2%
	Basic Materials — 3.3%
17,777	Reliance Steel & Aluminum Company	$3,581,710
118,401	Valvoline, Inc.	3,476,253
		7,057,963
	Consumer, Cyclical — 13.8%
39,359	Boyd Gaming Corporation	2,273,376
14,277	Casey’s General Stores, Inc.	3,322,401
16,531	Churchill Downs, Inc.	3,436,960
22,730	Columbia Sportswear Company	1,693,385
113,411	KB Home	3,268,505
21,376	Marriott Vacations Worldwide Corporation	3,158,518
5,234	Pool Corporation	1,592,340
48,681	RCI Hospitality Holdings, Inc.	4,110,137
41,534	Texas Roadhouse, Inc.	4,109,789
9,943	Watsco, Inc.	2,694,155
		29,659,566
	Consumer, Non-cyclical — 12.6%
27,458	Booz Allen Hamilton Holding Corporation	2,988,803
10,261	Chemed Corporation	4,790,553
41,207	Encompass Health Corporation	2,243,309
52,060	Ensign Group, Inc.	4,673,947
57,816	EVERTEC, Inc.	2,070,391
40,655	ICF International, Inc.	4,863,558
49,772	Kforce, Inc.	3,149,074
63,010	SpartanNash Company	2,250,087
		27,029,722
	Energy — 12.0%
111,519	Atlantica Sustainable Infrastructure plc	3,090,191
135,962	Brigham Minerals, Inc. - Class A	4,214,822
21,977	Chord Energy Corporation	3,364,459
76,605	Helmerich & Payne, Inc.	3,792,714
181,598	Kimbell Royalty Partners LP	3,457,626
1,494	Texas Pacific Land Corporation	3,441,982
130,752	Viper Energy Partners LP	4,360,579
		25,722,373
	Financial — 30.8% (a)
151,364	City Office REIT, Inc.	1,607,486
33,309	Community Healthcare Trust, Inc.	1,152,491
153,636	Compass Diversified Holdings	3,269,374
18,130	EastGroup Properties, Inc.	2,840,790
67,361	Enterprise Financial Services Corporation	3,601,793
100,450	Essential Properties Realty Trust, Inc.	2,161,684
	COMMON STOCKS — 96.2% (Continued)
	Financial — 30.8% (a) (Continued)
55,927	Four Corners Property Trust, Inc.	1,432,850
71,083	German American Bancorp, Inc.	2,792,851
119,819	Global Medical REIT, Inc.	1,095,146
29,115	Hanover Insurance Group, Inc.	4,265,056
15,540	Hingham Institution for Savings	3,842,265
79,472	Home BancShares, Inc.	2,025,741
121,785	Ladder Capital Corporation	1,299,446
42,794	Lakeland Financial Corporation	3,536,924
31,873	National Storage Affiliates Trust	1,359,702
34,357	NexPoint Residential Trust, Inc.	1,566,679
162,389	Old Second Bancorp, Inc.	2,598,224
80,795	Pacific Premier Bancorp, Inc.	2,941,746
48,132	Preferred Bank	3,699,907
13,267	Primerica, Inc.	1,919,735
104,068	Seacoast Banking Corporation of Florida	3,215,701
51,109	Stock Yards Bancorp, Inc.	3,996,213
91,970	UMH Properties, Inc.	1,613,154
58,166	Washington Trust Bancorp, Inc.	2,821,051
113,511	West BanCorp, Inc.	2,550,592
41,370	Western Alliance Bancorp	2,778,823
		65,985,424
	Industrial — 19.1%
28,424	AptarGroup, Inc.	2,818,240
42,982	Arcosa, Inc.	2,759,444
12,423	Carlisle Companies, Inc.	2,966,612
25,396	Comfort Systems USA, Inc.	3,130,819
24,249	Encore Wire Corporation	3,336,420
39,229	Forward Air Corporation	4,153,174
24,267	Graco, Inc.	1,688,498
38,652	Grupo Aeroportuario del Centro Norte SAB de CV - ADR	2,464,838
15,120	Hubbell, Inc.	3,590,698
13,508	Kadant, Inc.	2,403,749
23,301	Landstar System, Inc.	3,640,082
24,650	Owens Corning	2,110,286
24,632	Tetra Tech, Inc.	3,480,009
33,671	UFP Industries, Inc.	2,398,385
		40,941,254
	Technology — 1.7%
134,800	Magic Software Enterprises, Ltd.	2,113,664
18,377	MKS Instruments, Inc.	1,509,671
		3,623,335

The accompanying notes are an integral part of these financial statements.

Opus Small Cap Value ETF

Schedule of Investments
October 31, 2022 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 96.2% (Continued)
	Utilities — 2.9%
58,721	California Water Service Group	$3,644,225
37,214	Otter Tail Corporation	2,508,968
		6,153,193
	TOTAL COMMON STOCKS (Cost $189,309,971)	206,172,830

	SHORT-TERM INVESTMENTS — 3.8%
8,091,034	First American Treasury Obligations Fund - Class X, 3.06% (b)	8,091,034
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,091,034)	8,091,034
	Total Investments (Cost $197,401,005) — 100.0%	214,263,864
	Liabilities in Excess of Other Assets — (0.0)% (c)	(16,445)
	NET ASSETS — 100.0%	$214,247,419

Percentages are stated as a percent of net assets.

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in Notes to Financial Statements.

(b)	Rate shown is the annualized seven-day yield as of October 31, 2022.
(c)	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.

International Drawdown Managed Equity ETF

Schedule of Investments
October 31, 2022 (Unaudited)

Shares	Security Description		Value
	EXCHANGE TRADED FUNDS — 97.1% (a)
	Developed Market Equity — 70.9%
2,998,656	SPDR Portfolio Developed World ex-US ETF (b)(c)		$81,983,255

	Emerging Market Equity — 26.2%
1,000,000	SPDR Portfolio Emerging Markets ETF (c)		30,260,000
	TOTAL EXCHANGE TRADED FUNDS (Cost $140,492,038)		112,243,255

Contracts		Notional Amount
	PURCHASED OPTIONS (d) — 1.0%
	Put Options — 1.0%
15,000	iShares MSCI EAFE ETF, Expiration: 12/16/2022, Exercise Price: $55.00 (e)	$88,965,000	1,170,000
			1,170,000
	TOTAL PURCHASED OPTIONS (Cost $2,104,213)		1,170,000

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 0.4%
489,923	First American Treasury Obligations Fund - Class X, 3.06% (f)	$489,923
	TOTAL SHORT-TERM INVESTMENTS (Cost $489,923)	489,923
	Total Investments (Cost $143,086,174) — 98.5%	113,903,178
	Other Assets in Excess of Liabilities — 1.5%	1,702,437
	NET ASSETS — 100.0%	$115,605,615

Percentages are stated as a percent of net assets.

(a)

The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest. See Note 9 in Notes to Financial Statements.

(b)	All or a portion of this security is held as collateral for the options written. At October 31, 2022, the value of these securities amount to $79,077,232 or 68.4% of net assets.
(c)

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(d)	Exchange traded.
(e)	Securities are held in connection with written options, see Schedule of Written Options for more details.
(f)	Rate shown is the annualized seven-day yield as of October 31, 2022.

The accompanying notes are an integral part of these financial statements.

International Drawdown Managed Equity ETF

Schedule of Written Options
October 31, 2022 (Unaudited)

Contracts	Security Description	Notional Amount	Value
	Written Options (a) — (0.6)%
	Call Options — (0.4)%
(7,500)	iShares MSCI EAFE ETF, Expiration: 11/04/2022, Exercise Price: $59.50	$(44,482,500)	$(487,500)

	Put Options — (0.2)%
(15,000)	iShares MSCI EAFE ETF, Expiration: 12/16/2022, Exercise Price: $49.00	(88,965,000)	(270,000)
	TOTAL WRITTEN OPTIONS (Premiums Received $898,424)		$(757,500)

Percentages are stated as a percent of net assets.

(a)	Exchange traded.

The accompanying notes are an integral part of these financial statements.

Aptus Enhanced Yield ETF

Schedule of Investments
October 31, 2022 (Unaudited)

Principal Amount	Security Description	Value
	U.S. GOVERNMENT NOTES — 74.3%
	U.S. Treasury Notes — 74.3%
	United States Treasury Notes
$625,000	11/15/2023, 2.750%	$612,970
625,000	09/30/2024, 4.250%	621,680
375,000	10/15/2025, 4.250%	372,890
250,000	09/30/2027, 4.125%	248,584
	TOTAL U.S. GOVERNMENT NOTES (Cost $1,856,938)	1,856,124

	SHORT-TERM INVESTMENTS — 19.6%
	U.S. Treasury Bills — 19.6%
500,000	United States Treasury Bill (a)
	04/27/2023, 4.580%	489,208
	TOTAL SHORT-TERM INVESTMENTS (Cost $489,208)	489,208
	Total Investments (Cost $2,346,146) — 93.9%	2,345,332
	Other Assets in Excess of Liabilities — 6.1%	153,854
	NET ASSETS — 100%	$2,499,186

Percentages are stated as a percent of net assets.

(a)	Zero coupon bond. Rate disclosed is the effective yield as of October 31, 2022.

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Statements of Assets and Liabilities

October 31, 2022 (Unaudited)

	Aptus Collared Income Opportunity ETF	Aptus Defined Risk ETF	Aptus Drawdown Managed Equity ETF
ASSETS
Investments in unaffiliated securities, at value*	$530,760,180	$29,262,760	$339,746,875
Investments in affiliated securities, at value*	—	749,287,632	—
Receivable for capital shares sold	—	—	—
Deposit at broker for options	1,922,566	31,236,977	3,535,927
Restricted cash for options	112,384	—	31,882
Dividends and interest receivable	312,377	61,517	138,361
Receivable for securities sold	3,126,215	—	405,151
Total assets	536,233,722	809,848,886	343,858,196

LIABILITIES
Written options, at value (premiums received, $4,247,824, $1,653,041, $4,551,920)	6,254,404	794,500	3,023,205
Payable for securities purchased	5,007,904	—	5,852
Management fees payable	338,561	473,625	221,133
Total liabilities	11,600,869	1,268,125	3,250,190

NET ASSETS	$524,632,853	$808,580,761	$340,608,006

Net Assets Consist of:
Paid-in capital	$514,736,721	$925,954,540	$378,138,756
Total distributable earnings (accumulated deficit)	9,896,132	(117,373,779)	(37,530,750)
Net assets	$524,632,853	$808,580,761	$340,608,006

Net Asset Value:
Net assets	$524,632,853	$808,580,761	$340,608,006
Shares outstanding ^	17,800,000	32,000,000	9,791,755
Net asset value, offering and redemption price per share	$29.47	$25.27	$34.79

* Identified cost:
Investments in unaffiliated securities	$490,256,316	$33,244,253	$328,091,900
Investment in affiliated securities	$—	$791,624,652	$—

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Statements of Assets and Liabilities

October 31, 2022 (Unaudited) (Continued)

	Opus Small Cap Value ETF	International Drawdown Managed Equity ETF	Aptus Enhanced Yield ETF
ASSETS
Investments in unaffiliated securities, at value*	$214,263,864	$113,903,178	$2,345,332
Investments in affiliated securities, at value*	—	—	—
Receivable for capital shares sold	—	—	2,500,000
Deposit at broker for options	—	2,518,221	—
Restricted cash for options	—	—	—
Dividends and interest receivable	116,448	523	11,926
Receivable for securities sold	—	—	—
Total assets	214,380,312	116,421,922	4,857,258

LIABILITIES
Written options, at value (premiums received, $0, $898,424, $0)	—	757,500	—
Payable for securities purchased	—	—	2,358,072
Management fees payable	132,893	58,807	—
Total liabilities	132,893	816,307	2,358,072

NET ASSETS	$214,247,419	$115,605,615	$2,499,186

Net Assets Consist of:
Paid-in capital	$206,222,224	$159,294,886	$2,500,000
Total distributable earnings (accumulated deficit)	8,025,195	(43,689,271)	(814)
Net assets	$214,247,419	$115,605,615	$2,499,186

Net Asset Value:
Net assets	$214,247,419	$115,605,615	$2,499,186
Shares outstanding ^	6,750,000	6,400,000	100,000
Net asset value, offering and redemption price per share	$31.74	$18.06	$24.99

* Identified cost:
Investments in unaffiliated securities	$197,401,005	$143,086,174	$2,346,146
Investment in affiliated securities	$—	$—	$—

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Statements of Operations

For the Period Ended October 31, 2022 (Unaudited)

	Aptus Collared Income Opportunity ETF	Aptus Defined Risk ETF	Aptus Drawdown Managed Equity ETF
INCOME
Dividends from unaffiliated investments*	$3,819,915	$645,630	$2,675,058
Dividends from affiliated investments	—	10,242,371	—
Interest	40,773	226,369	28,423
Total investment income	3,860,688	11,114,370	2,703,481

EXPENSES
Management fees	1,820,219	2,919,320	1,346,036
Total expenses	1,820,219	2,919,320	1,346,036
Net investment income (loss)	2,040,469	8,195,050	1,357,445

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments in unaffiliated securities	(18,412,893)	(17,225,203)	(3,331,515)
Investments in affiliated securities	—	(40,239,636)	—
Written options	5,192,267	3,533,654	(1,005,593)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	7,192,701	(3,039,929)	(30,592,984)
Investments in affiliated securities	—	(951,458)	—
Written options	(1,418,583)	1,077,312	2,893,465
Foreign currency translation	—	—	—
Net realized and unrealized gain (loss) on investments	(7,446,508)	(56,845,260)	(32,036,627)
Net increase (decrease) in net assets resulting from operations	$(5,406,039)	$(48,650,210)	$(30,679,182)

*	Net of foreign withholding taxes	$ 4,999	$ —	$ 11,567

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Statements of Operations

For the Period Ended October 31, 2022 (Unaudited) (Continued)

	Opus Small Cap Value ETF	International Drawdown Managed Equity ETF	Aptus Enhanced Yield ETF (1)
INCOME
Dividends from unaffiliated investments*	$2,296,316	$2,595,138	$—
Dividends from affiliated investments	—	—	—
Interest	9,313	10,879	—
Total investment income	2,305,629	2,606,017	—

EXPENSES
Management fees	750,831	393,849	—
Total expenses	750,831	393,849	—
Net investment income (loss)	1,554,798	2,212,168	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments in unaffiliated securities	(7,395,673)	(14,085,929)	—
Investments in affiliated securities	—	—	—
Written options	—	(399,690)	—
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	10,922,791	(7,814,701)	(814)
Investments in affiliated securities	—	—	—
Written options	—	140,924	—
Foreign currency translation	(147)	—	—
Net realized and unrealized gain (loss) on investments	3,526,971	(22,159,396)	(814)
Net increase (decrease) in net assets resulting from operations	$5,081,769	$(19,947,228)	$(814)

*	Net of foreign withholding taxes	$ 8,649	$ —	$ —

(1)	The Fund commenced operations on October 31, 2022. The information presented is from the one day period on October 31, 2022.

The accompanying notes are an integral part of these financial statements.

Aptus Collared Income Opportunity ETF

Statements of Changes in Net Assets

	Six-Months Ended October 31, 2022 (Unaudited)	Year Ended April 30, 2022
OPERATIONS
Net investment income (loss)	$2,040,469	$1,854,371
Net realized gain (loss) on investments and written options	(13,220,626)	7,504,247
Change in unrealized appreciation (depreciation) on investments and written options	5,774,118	(12,045,600)
Net increase (decrease) in net assets resulting from operations	(5,406,039)	(2,686,982)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,893,263)	(1,918,599)
Total distributions to shareholders	(1,893,263)	(1,918,599)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	129,698,815	222,153,030
Payments for shares redeemed	—	(17,056,045)
Net increase (decrease) in net assets derived from capital share transactions (a)	129,698,815	205,096,985
Net increase (decrease) in net assets	$122,399,513	$200,491,404

NET ASSETS
Beginning of period/year	$402,233,340	$201,741,936
End of period/year	$524,632,853	$402,233,340

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	4,400,000	7,150,000
Shares redeemed	—	(550,000)
Net increase (decrease)	4,400,000	6,600,000

The accompanying notes are an integral part of these financial statements.

Aptus Defined Risk ETF

Statements of Changes in Net Assets

	Six-Months Ended October 31, 2022 (Unaudited)	Year Ended April 30, 2022
OPERATIONS
Net investment income (loss)	$8,195,050	$6,299,033
Net realized gain (loss) on investments and written options	(53,931,185)	(16,196,059)
Change in unrealized appreciation (depreciation) on investments and written options	(2,914,075)	(42,924,225)
Net increase (decrease) in net assets resulting from operations	(48,650,210)	(52,821,251)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(7,120,802)	(20,526,380)
Total distributions to shareholders	(7,120,802)	(20,526,380)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	75,129,455	389,698,415
Payments for shares redeemed	(114,147,885)	(69,344,055)
Net increase (decrease) in net assets derived from capital share transactions (a)	(39,018,430)	320,354,360
Net increase (decrease) in net assets	$(94,789,442)	$247,006,729

NET ASSETS
Beginning of period/year	$903,370,203	$656,363,474
End of period/year	$808,580,761	$903,370,203

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	2,850,000	13,500,000
Shares redeemed	(4,300,000)	(2,400,000)
Net increase (decrease)	(1,450,000)	11,100,000

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Statements of Changes in Net Assets

	Six-Months Ended October 31, 2022 (Unaudited)	Year Ended April 30, 2022
OPERATIONS
Net investment income (loss)	$1,357,445	$808,362
Net realized gain (loss) on investments and written options	(4,337,108)	832,249
Change in unrealized appreciation (depreciation) on investments and written options	(27,699,519)	(15,756,730)
Net increase (decrease) in net assets resulting from operations	(30,679,182)	(14,116,119)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,248,741)	(772,332)
Total distributions to shareholders	(1,248,741)	(772,332)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	29,900,135	166,728,365
Payments for shares redeemed	(21,383,340)	(10,154,155)
Net increase (decrease) in net assets derived from capital share transactions (a)	8,516,795	156,574,210
Net increase (decrease) in net assets	$(23,411,128)	$141,685,759

NET ASSETS
Beginning of period/year	$364,019,134	$222,333,375
End of period/year	$340,608,006	$364,019,134

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	850,000	4,050,000
Shares redeemed	(600,000)	(250,000)
Net increase (decrease)	250,000	3,800,000

The accompanying notes are an integral part of these financial statements.

Opus Small Cap Value ETF

Statements of Changes in Net Assets

	Six-Months Ended October 31, 2022 (Unaudited)	Year Ended April 30, 2022
OPERATIONS
Net investment income (loss)	$1,554,798	$1,037,714
Net realized gain (loss) on investments	(7,395,673)	4,954,649
Change in unrealized appreciation (depreciation) on investments and foreign currency	10,922,644	(16,164,875)
Net increase (decrease) in net assets resulting from operations	5,081,769	(10,172,512)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,279,448)	(1,560,722)
Total distributions to shareholders	(1,279,448)	(1,560,722)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	28,496,508	102,346,398
Payments for shares redeemed	(5,474,195)	(9,850,255)
Net increase (decrease) in net assets derived from capital share transactions (a)	23,022,313	92,496,143
Net increase (decrease) in net assets	$26,824,634	$80,762,909

NET ASSETS
Beginning of period/year	$187,422,785	$106,659,876
End of period/year	$214,247,419	$187,422,785

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	950,000	3,050,000
Shares redeemed	(175,000)	(300,000)
Net increase (decrease)	775,000	2,750,000

The accompanying notes are an integral part of these financial statements.

International Drawdown Managed Equity ETF

Statement of Changes in Net Assets

	Period Ended October 31, 2022 (Unaudited)	Period Ended April 30, 2022 (1)
OPERATIONS
Net investment income (loss)	$2,212,168	$1,580,226
Net realized gain (loss) on investments and written option	(14,485,619)	(357,767)
Change in unrealized appreciation (depreciation) on investments and written options	(7,673,777)	(21,368,295)
Net increase (decrease) in net assets resulting from operations	(19,947,228)	(20,145,836)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,831,116)	(1,732,695)
Total distributions to shareholders	(1,831,116)	(1,732,695)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	22,097,355	166,218,085
Payments for shares redeemed	(26,622,150)	(2,430,800)
Net increase (decrease) in net assets derived from capital share transactions (a)	(4,524,795)	163,787,285
Net increase (decrease) in net assets	$(26,303,139)	$141,908,754

NET ASSETS
Beginning of period	$141,908,754	$—
End of period	$115,605,615	$141,908,754

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	1,100,000	6,750,000
Shares redeemed	(1,350,000)	(100,000)
Net increase (decrease)	(250,000)	6,650,000

(1)	The Fund commenced operations on July 22, 2021. The information presented is from July 22, 2021 to April 30, 2022.

The accompanying notes are an integral part of these financial statements.

Aptus Enhanced Yield ETF

Statement of Changes in Net Assets

Period Ended October 31, 2022(1) (Unaudited)
OPERATIONS
Net investment income (loss)	$—
Net realized gain (loss) on investments	—
Change in unrealized appreciation (depreciation) on investments	(814)
Net increase (decrease) in net assets resulting from operations	(814)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,500,000
Payments for shares redeemed	—
Net increase (decrease) in net assets derived from capital share transactions (a)	2,500,000
Net increase (decrease) in net assets	$2,499,186

NET ASSETS
Beginning of period	$—
End of period	$2,499,186

(a)	A summary of capital share transactions is as follows:

Shares
Shares sold	100,000
Shares redeemed	—
Net increase (decrease)	100,000

(1)	The Fund commenced operations on October 31, 2022. The information presented is for the one day period on October 31, 2022.

The accompanying notes are an integral part of these financial statements.

Aptus Collared Income Opportunity ETF

Financial Highlights

For a capital share outstanding throughout the period/year

	Six-Months Ended October 31, 2022		Year Ended April 30,		Period Ended April 30,
	(Unaudited)		2022	2021	2020(1)
Net asset value, beginning of period/year	$30.02		$29.67	$24.04	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.13		0.19	0.27	0.49
Net realized and unrealized gain (loss) on investments (3)	(0.56)		0.34	5.61	(1.01)
Total from investment operations	(0.43)		0.53	5.88	(0.52)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.12)		(0.18)	(0.25)	(0.44)
Total distributions to shareholders	(0.12)		(0.18)	(0.25)	(0.44)

Net asset value, end of period/year	$29.47		$30.02	$29.67	$24.04

Total return	-1.39	%(4)	1.78%	24.57%	-2.14	%(4)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$524,633		$402,233	$201,742	$112,970

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79	%(5)	0.79%	0.79%	0.79	%(5)
Net investment income (loss) to average net assets	0.89	%(5)	0.60%	0.99%	2.46	%(5)
Portfolio turnover rate (6)	50	%(4)	48%	46%	170	%(4)

(1)	Commencement of operations on July 9, 2019.
(2)	Calculated based on average shares outstanding during the period/year.
(3)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statements of Operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Aptus Defined Risk ETF

Financial Highlights
For a capital share outstanding throughout the period/year

	Six-Months Ended October 31, 2022		Year Ended April 30,					Period Ended April 30,
	(Unaudited)		2022		2021		2020	2019(1)
Net asset value, beginning of period/year	$27.01		$29.37		$29.38		$26.51	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)(3)	0.26		0.23		0.32		0.55	0.35
Net realized and unrealized gain (loss) on investments (4)	(1.77)		(1.86)		1.31		3.14	1.90
Total from investment operations	(1.51)		(1.63)		1.63		3.69	2.25

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.23)		(0.20)		(0.33)		(0.50)	(0.27)
From realized gains	—		(0.53)		(1.31)		(0.32)	(0.47)
Total distributions to shareholders	(0.23)		(0.73)		(1.64)		(0.82)	(0.74)

Net asset value, end of period/year	$25.27		$27.01		$29.37		$29.38	$26.51

Total return	-5.63	%(5)	-5.73%		5.62%		14.12%	9.23	%(5)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$808,581		$903,370		$656,363		$260,029	$104,695

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets (6)	0.69	%(7)	0.70	%(8)	0.70	%(8)	0.69%	0.69	%(7)
Net investment income (loss) to average net assets (3)	1.94	%(7)	0.79	%(8)	1.07	%(8)	1.97%	1.86	%(7)
Portfolio turnover rate (9)	105	%(5)	69%		28%		78%	21	%(5)

(1)	Commencement of operations on August 7, 2018.
(2)	Calculated based on average shares outstanding during the period/year.
(3)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(4)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statements of Operations due to share transactions for the period.

(5)	Not annualized.
(6)	Does not include expenses of the investment companies in which the Fund invests.
(7)	Annualized.
(8)	Includes broker interest expense of 0.01%.
(9)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Financial Highlights
For a capital share outstanding throughout the period/year

	Six-Months Ended October 31, 2022		Year Ended April 30,
	(Unaudited)		2022	2021	2020	2019	2018
Net asset value, beginning of period/year	$38.15		$38.72	$30.23	$29.82	$32.49	$26.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.14		0.11	0.10	0.28	0.29	0.05
Net realized and unrealized gain (loss) on investments (2)	(3.37)		(0.58)	8.52	0.39	(2.72)	5.97
Total from investment operations	(3.23)		(0.47)	8.62	0.67	(2.43)	6.02

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.13)		(0.10)	(0.12)	(0.26)	(0.24)	(0.10)
Tax return of capital to shareholders	—		—	(0.01)	—	—	—
Total distributions to shareholders	(0.13)		(0.10)	(0.13)	(0.26)	(0.24)	(0.10)

Net asset value, end of period/year	$34.79		$38.15	$38.72	$30.23	$29.82	$32.49

Total return	-8.47	%(3)	-1.23%	28.59%	2.27%	-7.46%	22.68%

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$340,608		$364,019	$222,333	$131,249	$70,065	$56,866

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79	%(4)	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income (loss) to average net assets	0.80	%(4)	0.27%	0.29%	0.94%	0.91%	0.17%
Portfolio turnover rate (5)	19	%(3)	43%	48%	230%	321%	124%

(1)	Calculated based on average shares outstanding during the period/year.
(2)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Opus Small Cap Value ETF

Financial Highlights
For a capital share outstanding throughout the period/year

	Six-Months Ended October 31, 2022		Year Ended April 30,			Period Ended April 30,
	(Unaudited)		2022	2021	2020	2019(1)
Net asset value, beginning of period/year	$31.37		$33.07	$20.41	$25.00	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.25		0.22	0.21	0.48	0.38
Net realized and unrealized gain (loss) on investments (3)	0.33		(1.59)	12.69	(4.53)	(0.08)
Total from investment operations	0.58		(1.37)	12.90	(4.05)	0.30

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.21)		(0.21)	(0.20)	(0.49)	(0.30)
From realized gains	—		(0.12)	—	—	—
Tax return of capital to shareholders	—		—	(0.04)	(0.05)	—
Total distributions to shareholders	(0.21)		(0.33)	(0.24)	(0.54)	(0.30)

CAPITAL SHARE TRANSACTIONS
Transaction fees (Note 8)	—		—	—	0.00 (4)	0.00	(4)

Net asset value, end of period/year	$31.74		$31.37	$33.07	$20.41	$25.00

Total return	1.89	%(5)	-4.25%	63.49%	-16.46%	1.34	%(5)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$214,247		$187,423	$106,660	$44,393	$46,877

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79	%(6)	0.79%	0.79%	0.79%	0.79	%(6)
Net investment income (loss) to average net assets	1.64	%(6)	0.67%	0.77%	1.94%	2.01	%(6)
Portfolio turnover rate (7)	21	%(5)	45%	65%	56%	31	%(5)

(1)	Commencement of operations on July 17, 2018.
(2)	Calculated based on average shares outstanding during the period/year.
(3)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(4)	Less than $0.005.
(5)	Not annualized.
(6)	Annualized.
(7)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

International Drawdown Managed Equity ETF

Financial Highlights
For a capital share outstanding throughout the period

	Six-Months Ended October 31, 2022 (Unaudited)		Period Ended April 30, 2022(1)
Net asset value, beginning of period	$21.34		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)(3)	0.33		0.36
Net realized and unrealized gain (loss) on investments (4)	(3.33)		(3.68)
Total from investment operations	(3.00)		(3.32)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.28)		(0.34)
Total distributions to shareholders	(0.28)		(0.34)

Net asset value, end of period	$18.06		$21.34

Total return	-15.22	%(5)	-13.46	%(5)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$115,606		$141,909

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets (6)	0.59	%(7)	0.59	%(7)
Net investment income (loss) to average net assets (3)	3.31	%(7)	1.93	%(7)
Portfolio turnover rate (8)	24	%(5)	2	%(5)

(1)	Commencement of operations on July 22, 2021.
(2)	Calculated based on average shares outstanding during the period.
(3)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(4)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(5)	Not annualized.
(6)	Does not include expenses of the investment companies in which the Fund invests.
(7)	Annualized.
(8)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Aptus Enhanced Yield ETF

Financial Highlights
For a capital share outstanding throughout the period

	Period Ended October 31, 2022(1) (Unaudited)
Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	—
Net realized and unrealized gain (loss) on investments (3)	(0.01)
Total from investment operations	(0.01)

Net asset value, end of period	$24.99

Total return	-0.04	%(4)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$2,499

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.00	%(5)
Net investment income (loss) to average net assets	0.00	%(5)
Portfolio turnover rate (6)	0	%(4)

(1)	Commencement of operations on October 31, 2022.
(2)	Calculated based on average shares outstanding during the period.
(3)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Notes to Financial Statements

October 31, 2022 (Unaudited)

NOTE 1 – ORGANIZATION

Aptus Collared Income Opportunity ETF, Aptus Defined Risk ETF, Aptus Drawdown Managed Equity ETF, Opus Small Cap Value ETF and Aptus Enhanced Yield ETF are each a diversified series and International Drawdown Managed Equity ETF is a non-diversified series (individually each a “Fund” or collectively the “Funds”) of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The investment objective of Aptus Collared Income Opportunity ETF is to seek current income and capital appreciation. The investment objective of Aptus Defined Risk ETF is to seek current income and capital appreciation. The investment objective of Aptus Drawdown Managed Equity ETF is to seek capital appreciation with downside protection. The investment objective of Opus Small Cap Value ETF is to seek capital appreciation. The investment objective of International Drawdown Managed Equity ETF is to seek capital appreciation with downside protection. The investment objective of Aptus Enhanced Yield ETF is to seek current income and capital preservation. The table below shows the date each fund commenced operations:

Fund	Date of Commencement
Aptus Collared Income Opportunity ETF	July 9, 2019
Aptus Defined Risk ETF	August 7, 2018
Aptus Drawdown Managed Equity ETF	June 8, 2016
Opus Small Cap Value ETF	July 17, 2018
International Drawdown Managed Equity ETF	July 22, 2021
Aptus Enhanced Yield ETF	October 31, 2022

The end of the reporting period for the Funds is October 31, 2022 and the period covered by these Notes to Financial Statements is the period from May 1, 2022 to October 31, 2022 for Aptus Collared Income Opportunity ETF, Aptus Defined Risk ETF, Aptus Drawdown Equity ETF, Opus Small Cap Value ETF and International Drawdown Managed Equity ETF, and the one day period of October 31, 2022 for Aptus Enhanced Yield ETF (each, respectively, the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Aptus ETFs

Notes to Financial Statements
October 31, 2022 (Unaudited) (Continued)

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest asked price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options will be priced at intrinsic value.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of the end of the current fiscal period:

Aptus Collared Income Opportunity ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$519,663,672	$—	$—	$519,663,672
Purchased Options	—	9,334,687	—	9,334,687
Short-Term Investments	1,761,821	—	—	1,761,821
Total Investments in Securities	$521,425,493	$9,334,687	$—	$530,760,180

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$—	$6,254,404	$—	$6,254,404
Total Written Options	$—	$6,254,404	$—	$6,254,404

^	See Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.

Aptus ETFs

Notes to Financial Statements
October 31, 2022 (Unaudited) (Continued)

Aptus Defined Risk ETF

Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$749,287,632	$—	$—	$749,287,632
Purchased Options	—	2,252,000	—	2,252,000
Short-Term Investments	27,010,760	—	—	27,010,760
Total Investments in Securities	$776,298,392	$2,252,000	$—	$778,550,392

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$—	$794,500	$—	$794,500
Total Written Options	$—	$794,500	$—	$794,500

^	See Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.

Aptus Drawdown Managed Equity ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$333,536,098	$—	$—	$333,536,098
Purchased Options	—	5,654,813	—	5,654,813
Short-Term Investments	555,964	—	—	555,964
Total Investments in Securities	$334,092,062	5,654,813	$—	$339,746,875

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$—	$3,023,205	$—	$3,023,205
Total Written Options	$—	$3,023,205	$—	$3,023,205

^	See Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.

Opus Small Cap Value ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$206,172,830	$—	$—	$206,172,830
Short-Term Investments	8,091,034	—	—	8,091,034
Total Investments in Securities	$214,263,864	$—	$—	$214,263,864

^	See Schedule of Investments for breakout of investments by sector classification.

International Drawdown Managed Equity ETF

Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$112,243,255	$—	$—	$112,243,255
Purchased Options	—	1,170,000	—	1,170,000
Short-Term Investments	489,923	—	—	489,923
Total Investments in Securities	$112,733,178	$1,170,000	$—	$113,903,178

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$—	$757,500	$—	$757,500
Total Written Options	$—	$757,500	$—	$757,500

^	See Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.

Aptus ETFs

Notes to Financial Statements
October 31, 2022 (Unaudited) (Continued)

Aptus Enhanced Yield ETF

Assets^	Level 1	Level 2	Level 3	Total
U.S. Government Notes	$1,856,125	$—	$—	$1,856,125
Short-Term Investments	489,208	—	—	489,208
Total Investments in Securities	$2,345,333	$—	$—	$2,345,333

^	See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Funds did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Funds plan to file U.S. Federal and applicable state and local tax returns.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statements of Operations. During the current fiscal period, the Funds did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized using the effective yield method. Withholdings taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations.

Distributions received from the Funds’ investments in real estate investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income are declared and paid at least annually. Distributions to shareholders from net realized gains are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV per share.

Aptus ETFs

Notes to Financial Statements
October 31, 2022 (Unaudited) (Continued)

G.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to differing book and tax treatment for redemptions in-kind. For the fiscal year/period ended April 30, 2022, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
Aptus Collared Income Opportunity ETF	$(4,939,895)	$4,939,895
Aptus Defined Risk ETF	(1,242,767)	1,242,767
Aptus Drawdown Managed Equity ETF	(3,137,298)	3,137,298
Opus Small Cap Value ETF	(2,618,063)	2,618,063
International Drawdown Managed Equity	(32,396)	32,396
Aptus Enhanced Yield ETF	N/A	N/A

During the fiscal year/period ended April 30, 2022, the Funds realized the following in net capital gains (losses) resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains (losses) are not taxable to the Funds, and gains are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

Gains/(Losses) from In-Kind Redemptions
Aptus Collared Income Opportunity ETF	$4,939,895
Aptus Defined Risk ETF	1,242,767
Aptus Drawdown Managed Equity ETF	3,137,298
Opus Small Cap Value ETF	2,618,063
International Drawdown Managed Equity ETF	32,709
Aptus Enhanced Yield ETF	N/A

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Aptus Capital Advisors, LLC (the “Adviser”), serves as the investment adviser to the Funds. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities

Aptus ETFs

Notes to Financial Statements
October 31, 2022 (Unaudited) (Continued)

and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Funds, the Funds pay the Adviser a unified management fee which is calculated daily and paid monthly based on each Fund’s average daily net assets:

Aptus Collared Income Opportunity ETF	0.79%
Aptus Defined Risk ETF	0.69%
Aptus Drawdown Managed Equity ETF	0.79%
Opus Small Cap Value ETF	0.79%
International Drawdown Managed Equity ETF	0.59%
Aptus Enhanced Yield ETF	0.59%

The adviser is responsible for paying the Sub-Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or “Administrator”), acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ Custodian.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding options, short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
Aptus Collared Income Opportunity ETF	$250,497,924	$219,659,426
Aptus Defined Risk ETF	819,091,205	825,289,246
Aptus Drawdown Managed Equity ETF	64,152,285	71,855,057
Opus Small Cap Value ETF	38,116,186	38,451,154
International Drawdown Managed Equity ETF	30,353,682	31,527,296
Aptus Enhanced Yield ETF	1,856,938	—

There were no purchases or sales of U.S. Government securities in Aptus Collared Income Opportunity ETF, Aptus Defined Risk ETF, Aptus Drawdown Managed Equity ETF, Opus Small Cap Value ETF, and International Drawdown Managed Equity ETF during the current fiscal period. Included in the amounts for Aptus Enhanced Yield ETF there were $1,856,938 of purchases of U.S. Government securities during the current fiscal period.

During the current fiscal period, in-kind transactions associated with creations and redemptions were as follows:

	In-Kind Purchases	In-Kind Sales
Aptus Collared Income Opportunity ETF	$125,351,807	$—
Aptus Defined Risk ETF	69,581,501	106,108,762
Aptus Drawdown Managed Equity ETF	28,878,092	20,747,797
Opus Small Cap Value ETF	27,367,828	5,262,511
International Drawdown Managed Equity ETF	21,572,672	25,779,785
Aptus Enhanced Yield ETF	—	—

Aptus ETFs

Notes to Financial Statements
October 31, 2022 (Unaudited) (Continued)

NOTE 5 – TRANSACTIONS WITH AFFILIATED SECURITIES

Investments in issuers considered to be affiliate(s) of the Funds during the current fiscal period for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Aptus Defined Risk ETF
Affiliated Issuer	Value at 4/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/2022
Invesco BulletShares 2025 Corporate Bond ETF *	25,829,734	$147,186,842	$(62,163,518)	$(1,349,973)	$(3,654,050)	$105,849,035
Invesco BulletShares 2026 Corporate Bond ETF *	25,772,240	147,144,969	(60,774,876)	(1,678,488)	(5,146,911)	105,316,934
Invesco BulletShares 2027 Corporate Bond ETF	—	43,310,954	(3,715,783)	(45,419)	(2,087,748)	37,462,004
Invesco BulletShares 2028 Corporate Bond ETF *	6,378,762	28,234,301	(891,876)	(12,206)	(1,318,462)	32,390,519
Invesco BulletShares 2029 Corporate Bond ETF	—	33,646,108	(100,087)	(554)	(1,233,530)	32,311,937
Invesco BulletShares 2030 Corporate Bond ETF	—	29,416,173	(2,442,868)	(69,594)	(1,177,780)	25,725,931
Invesco BulletShares 2031 Corporate Bond ETF	—	10,273,693	(30,976)	(228)	(238,883)	10,003,606
iShares iBonds Dec 2024 Term Corporate ETF	179,860,435	268,717	(180,291,243)	(9,111,288)	9,273,379	—
iShares iBonds Dec 2025 Term Corporate ETF	190,017,857	283,454	(190,566,642)	(13,853,862)	14,119,193	—
iShares iBonds Dec 2026 Term Corporate ETF	182,671,728	272,707	(183,349,642)	(12,884,833)	13,290,040	—
iShares iBonds Dec 2027 Term Corporate ETF	147,698,876	40,924,132	(33,707,460)	(995,794)	(7,627,047)	146,292,707
iShares iBonds Dec 2028 Term Corporate ETF	—	199,190,199	(70,229,613)	(112,561)	(7,502,799)	121,345,226
iShares iBonds Dec 2029 Term Corporate ETF	—	74,005,952	(5,243,699)	(62,853)	(4,241,316)	64,458,084
iShares iBonds Dec 2030 Term Corporate ETF	—	46,595,347	(3,263,680)	(61,440)	(3,095,460)	40,174,767
iShares iBonds Dec 2031 Term Corporate ETF	—	28,701,339	(86,595)	(543)	(657,319)	27,956,882
	758,229,632			$(40,239,636)	$(1,298,693)	$749,287,632

*	Security became an Affiliated Issuer during the current fiscal period.

Aptus ETFs

Notes to Financial Statements
October 31, 2022 (Unaudited) (Continued)

Affiliated Issuer (Continued)	Shares Held at 10/31/2022	Dividend Income	Capital Gain Distributions from Underlying Funds
Invesco BulletShares 2031 Corporate Bond ETF	655,115	$33,752	$—
Invesco BulletShares 2030 Corporate Bond ETF	1,660,809	160,502	—
Invesco BulletShares 2029 Corporate Bond ETF	1,867,742	152,430	—
Invesco BulletShares 2028 Corporate Bond ETF	1,696,727	214,639	—
Invesco BulletShares 2027 Corporate Bond ETF	2,017,340	505,035	—
Invesco BulletShares 2026 Corporate Bond ETF	5,680,525	1,836,921	—
Invesco BulletShares 2025 Corporate Bond ETF	5,319,047	1,640,995	—
iShares iBonds Dec 2024 Term Corporate ETF	—	275,660	—
iShares iBonds Dec 2025 Term Corporate ETF	—	310,388	—
iShares iBonds Dec 2026 Term Corporate ETF	—	331,953	—
iShares iBonds Dec 2028 Term Corporate ETF	5,122,213	1,339,744	—
iShares iBonds Dec 2027 Term Corporate ETF	6,399,506	2,225,820	—
iShares iBonds Dec 2029 Term Corporate ETF	2,981,410	789,641	—
iShares iBonds Dec 2031 Term Corporate ETF	1,446,295	—	—
iShares iBonds Dec 2030 Term Corporate ETF	1,991,808	424,891	—
		$10,242,371	$—

NOTE 6 – INCOME TAX INFORMATION

The amount and character of tax basis distributions and composition of net assets, including distributable earnings (accumulated deficit) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined for the current fiscal period.

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes as of April 30, 2022 were as follows:

	Aptus Collared Income Opportunity ETF	Aptus Defined Risk ETF	Aptus Drawdown Managed Equity ETF	Opus Small Cap Value ETF	International Drawdown Managed Equity ETF
Tax cost of investments	$376,803,562	$891,916,513	$330,483,517	$175,271,200	$162,253,840
Gross tax unrealized appreciation	$59,852,891	$1,874,509	$60,957,320	$19,881,019	$49,171
Gross tax unrealized depreciation	(35,967,725)	(44,767,675)	(28,191,578)	(13,991,077)	(21,619,582)
Net tax unrealized appreciation (depreciation)	23,885,166	(42,893,166)	32,765,742	5,889,942	(21,570,411)
Undistributed ordinary income	3,548,875	1,095,870	36,030	130,568	—
Undistributed long-term capital gains	—	—	—	—	—
Other accumulated gain (loss)	(10,238,607)	(19,805,471)	(38,404,599)	(1,797,636)	(340,516)
Distributable earnings (accumulated deficit)	$17,195,434	$(61,602,767)	$(5,602,827)	$4,222,874	$(21,910,927)

Aptus ETFs

Notes to Financial Statements
October 31, 2022 (Unaudited) (Continued)

Aptus Enhanced Yield ETF commenced operations on October 31, 2022, and therefore did not appear in the above table.

The difference between the cost basis for financial statement and federal income tax purposes was primarily due to the tax deferral of losses from wash sales and the mark-to-market on open Section 1256 options contracts.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. At April 30, 2022, Aptus Defined Risk ETF and Opus Small Cap Value ETF, deferred on a tax basis, post-October capital losses of $19,805,471 and $1,797,636, respectively. International Drawdown Managed Equity ETF deferred, on a tax basis, $152,156 of late-year ordinary losses. Aptus Collared Income Opportunity ETF and Aptus Drawdown Managed Equity ETF did not elect to defer any post-October capital losses or late-year losses.

As of April 30, 2022, the Funds had the following capital loss carryforwards with no expiration date:

	Short-Term	Long-Term
Aptus Collared Income Opportunity ETF	$—	$—
Aptus Defined Risk ETF	—	—
Aptus Drawdown Managed Equity ETF	35,570,334	2,834,265
Opus Small Cap Value ETF	—	—
International Drawdown Managed Equity ETF	188,360	—
Aptus Enhanced Yield ETF	N/A	N/A

During the fiscal year/period ended April 30, 2022, Aptus Collared Income Opportunity ETF utilized $2,171,578 of short-term and $7,557,894 of long-term capital loss carryforward, Aptus Drawdown Managed Equity ETF utilized $5,225,545 of short-term capital loss carryforward, and Opus Small Cap Value ETF utilized $2,213,290 of short-term and $1,284,351 of long-term capital loss carryforward that was available as of April 30, 2021. Utilization of capital loss carryforwards acquired by Aptus Drawdown Managed Equity ETF in connection with the reorganization during the fiscal year ended April 30, 2020 will be subject to limitations because of an ownership change.

The tax character of distributions paid by the Funds during the year/period ended April 30, 2022 and the year/period ended April 30, 2021 was as follows:

	Year/Period(1) Ended April 30, 2022			Year Ended April 30, 2021
	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Aptus Collared Income Opportunity ETF	$1,918,599	$—	$—	$1,454,907	$—	$—
Aptus Defined Risk ETF	17,893,513	2,632,867	—	24,142,128	2,924,003	—
Aptus Drawdown Managed Equity ETF	772,332	—	—	604,958	—	49,223
Opus Small Cap Value ETF	907,157	653,565	—	500,479	—	88,541
International Drawdown Managed Equity ETF	1,732,695	—	—	N/A	N/A	N/A
Aptus Enhanced Yield ETF	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Information for International Drawdown Managed Equity ETF is for the period from July 22, 2021 to April 30, 2022.

Aptus ETFs

Notes to Financial Statements
October 31, 2022 (Unaudited) (Continued)

NOTE 7 – ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The following disclosures provide information on the Funds’ use of derivatives. The location and value of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statements of Operations are included in the following tables.

The Funds may purchase put options on individual stocks, on an index tracking a portfolio of U.S. equity securities, or on one or more other ETFs that principally invest in U.S. equity securities, purchase call options on the Cboe Volatility Index®, or utilize a combination of purchased and written (sold) put options (known as a “spread”) to limit the Funds’ exposure to equity market declines. The Funds may write (sell) call options on individual stocks, on an index tracking a portfolio of U.S. equity securities, or on one or more other ETFs that principally invest in U.S. equity securities, or utilize a combination of purchased and written (sold) call options (spread) to generate premium from such options.

Aptus Collared Income Opportunity ETF’s options collar strategy typically consists of two components: (i) selling covered call options on up to 100% of the equity securities held by the Fund to generate premium from such options, while (ii) simultaneously reinvesting a portion of such premium to buy put options on the same underlying equity securities, a U.S. equity ETF, or the U.S. Equity Index to “hedge” or mitigate the downside risk associated with owning equity securities. The Fund seeks to generate income from the combination of dividends received from the equity securities held by the Fund and premiums received from the sale of options. Additionally, the Fund may purchase put options or utilize a combination of purchased and written (sold) put options (known as a “spread”) on one or more equity securities, a U.S. equity ETF, or a U.S. Equity Index to “hedge” or mitigate the downside risk associated with owning equity securities.

Aptus Defined Risk ETF’s Equity Strategy seeks exposure to small-, mid-, and large-capitalization U.S. stocks by purchasing exchange-listed call options on individual stocks or depositary receipts (the “Underlying Individual Equities”), on one or more equity indexes, on one or more other ETFs that principally invest in U.S. equity securities (the “Underlying Equity ETFs”), or on one or more other U.S. fixed-income ETFs that provide exposure to either high yield or investment grade bonds (the “Underlying Bond ETFs”) (each, a “reference asset”). The Fund may utilize a combination of purchased and written (sold) call options (known as a “spread). Additionally, Underlying Equity ETFs, Underlying Bond ETFs, or equity indexes may be selected in lieu of or in addition to Underlying Individual Equities to adjust the balance of the Fund’s exposure across industries or to maintain the Fund’s equity exposure when the Adviser believes they present a better risk profile than Underlying Individual Equities. The Adviser may utilize a combination of purchased and written (sold) put or call options on the Cboe Volatility Index® (the “VIX® Index”). The VIX Index reflects a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of S&P 500® Index call and put options. The Adviser generally expects to invest less than 1% of the Fund’s net assets in VIX Index call and put options at the time of investment.

Aptus Drawdown Managed Equity ETF seeks to limit the Fund’s exposure to equity market declines primarily by purchasing exchange-listed put options on individual equity securities or on one or more equity indexes or ETFs (each, a “reference asset”) that track a portfolio of U.S. equity securities (“Equity Puts”). In addition to purchasing Equity Puts, the Adviser may write (sell) Equity Puts. The Adviser also may purchase or write (sell) exchange-listed call options on individual equity securities or on one or more equity indexes or ETFs (each, a “reference asset”) that track a portfolio of U.S. equity securities (“Equity Calls”). In addition to or in lieu of such Equity Puts or Equity Calls, the Adviser may utilize a combination of purchased and written (sold) put or call options (known as a “spread”) on individual equity securities, one or more equity indexes or ETFs, or the Cboe Volatility Index® (the “VIX® Index”). The VIX Index reflects a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of S&P 500® Index call and put options. The Adviser generally expects to invest less than 1% of the Fund’s net assets in VIX Index call options at the time of investment.

International Drawdown Managed Equity ETF seeks to limit the Fund’s exposure to equity market declines primarily by purchasing exchange-listed put options or utilizing a combination of purchased and written (sold) put options (known as a “spread”), on one or more equity indexes or ETFs (each, a “reference asset”) that track a portfolio of non-U.S. equity securities (together, “Equity Puts”). The reference asset for an option will generally reflect the overall equity market for emerging markets or developed markets outside the United States, the equity market of a particular region or country (other than the United States), or a particular depositary receipt held by the Fund. In addition to purchasing Equity Puts, the Adviser may write (sell) Equity Puts. The Adviser may also purchase call options or utilize call option spreads on the Cboe Volatility Index® (the “VIX Index”). The VIX Index reflects a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time prices of S&P 500® Index call and put options.

Aptus ETFs

Notes to Financial Statements
October 31, 2022 (Unaudited) (Continued)

When the Funds purchase a call or put option, an amount equal to the premium paid is included in the Statements of Assets and Liabilities as an investment and is subsequently adjusted to reflect the value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Funds exercise a call option, the cost of the security acquired is increased by the premium paid for the call. If the Funds exercise a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the loss of the premium paid.

A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium.

A written (sold) put option gives the seller the obligation to buy shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the put option receives an amount (premium) for writing (selling) the option. In the event the underlying asset depreciates below the strike price as of the expiration date, the writer (seller) of the put option pays the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset appreciates in value, the put option may end up worthless and the writer (seller) of the call option retains the premium.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. The Funds, as a writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

For financial statement purposes, cash held at the broker for options is included in the Statements of Assets and Liabilities as deposits at broker for written options. Broker interest paid by the Funds, if any, is included as interest expense in the Statements of Operations. As collateral for its written options, the Aptus Collared Income Opportunity ETF maintains segregated assets consisting of cash, cash equivalents, or liquid securities (e.g. Permissible Assets). Segregated cash is included as restricted cash for options in the Statement of Assets and Liabilities. The Adviser may earmark or instruct the Fund’s custodian to segregate Permissible Assets in an amount at least equal to the market value, calculated on a daily basis, of the written options. Alternatively, a written call option contract can be “covered” through (a) ownership of the underlying instruments or (b) ownership of an option on such instruments at an exercise price equal to or lower than the exercise price of the short option, and a written put option contract can be “covered” (a) through ownership of a put option with an exercise price at least equal to the Fund’s delivery or purchase obligation or (b) through selling short the underlying instrument at a price at least equal to the Fund’s purchase obligation.

The average monthly value of derivative activity during the current fiscal period was as follows:

Purchased Options	Average Value
Aptus Collared Income Opportunity ETF	$12,007,627
Aptus Defined Risk ETF	13,850,100
Aptus Drawdown Managed Equity ETF	9,219,106
International Drawdown Managed Equity ETF	1,520,542

Written Options
Aptus Collared Income Opportunity ETF	$(4,302,199)
Aptus Defined Risk ETF	(1,473,292)
Aptus Drawdown Managed Equity ETF	(2,019,670)
International Drawdown Managed Equity ETF	(225,396)

Aptus ETFs

Notes to Financial Statements
October 31, 2022 (Unaudited) (Continued)

Due to the absence of a master netting agreement related to the Funds’ participation in purchasing and writing options, no additional offsetting disclosures have been made on behalf of the Funds.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The effect of derivative instruments on the Statements of Assets and Liabilities for the current fiscal period, is as follows:

		Asset Derivatives
Fund	Derivatives Investment Type	Statement of Assets and Liabilities Location	Value
Aptus Collared Income Opportunity ETF	Equity Contracts - Purchased Options	Investments in unaffiliated securities, at value	$9,334,687
Aptus Defined Risk ETF	Equity Contracts - Purchased Options	Investments in unaffiliated securities, at value	2,252,000
Aptus Drawdown Managed Equity ETF	Equity Contracts - Purchased Options	Investments in unaffiliated securities, at value	5,654,813
International Drawdown Managed Equity ETF	Equity Contracts - Purchased Options	Investments in unaffiliated securities, at value	1,170,000

		Liability Derivatives
Fund	Derivatives Investment Type	Statement of Assets and Liabilities Location	Value
Aptus Collared Income Opportunity ETF	Equity Contracts - Written Options	Written options, at value	$(6,254,404)
Aptus Defined Risk ETF	Equity Contracts - Written Optionss	Written options, at value	(794,500)
Aptus Drawdown Managed Equity ETF	Equity Contracts - Written Options	Written options, at value	(3,023,205)
International Drawdown Managed Equity ETF	Equity Contracts - Written Options	Written options, at value	(757,500)

The effect of derivative instruments on the Statements of Operations for the current fiscal period were as follows:

Fund	Derivatives Investment Type	Net Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)
Aptus Collared Income Opportunity ETF	Equity Contracts - Purchased Options	$22,099,955	*	$(10,815,327)	**
Aptus Collared Income Opportunity ETF	Equity Contracts - Written Options	5,192,267		(1,418,583)
Aptus Defined Risk ETF	Equity Contracts - Purchased Options	(15,174,769)	*	(3,720,253)	**
Aptus Defined Risk ETF	Equity Contracts - Written Options	3,533,654		1,077,312
Aptus Drawdown Managed Equity ETF	Equity Contracts - Purchased Options	(485,282)	*	(14,371,845)	**
Aptus Drawdown Managed Equity ETF	Equity Contracts - Written Options	(1,005,593)		2,893,465
International Drawdown Managed Equity ETF	Equity Contracts - Purchased Options	434,226	*	(2,688,909)	**
International Drawdown Managed Equity ETF	Equity Contracts - Written Options	(399,690)		140,924

*	Included in net realized gain (loss) on investments in unaffiliated securities as reported in the Statements of Operations.
**	Included in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities as reported in the Statements of Operations.

Aptus ETFs

Notes to Financial Statements
October 31, 2022 (Unaudited) (Continued)

NOTE 8 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the shares may be different from their NAV. Aptus Collared Income Opportunity ETF, Aptus Defined Risk ETF, Aptus Drawdown Managed Equity ETF and International Drawdown Managed Risk ETF issue and redeem shares on a continuous basis at NAV generally in blocks of 50,000 shares, called “Creation Units.” Opus Small Cap Value ETF and Aptus Enhanced Yield ETF issue and redeem shares on a continuous basis at NAV generally in blocks of 25,000 shares. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds each currently offer one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Funds is $300, each payable to the Custodian. The fixed creation fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions fees. Variable fees received by each Fund, if any, are displayed in the Capital Share Transactions section of the Statements of Changes in Net Assets.

NOTE 9 – RISKS

Concentration Risk. To the extent that the Funds invest more heavily in particular sectors of the economy, their performance will be especially sensitive to developments that significantly affect those sectors.

Covid-19 Risk. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

Other Investment Companies Risk. The risks of Aptus Defined Risk ETF and International Drawdown Managed Risk ETF investing in investment companies typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, each Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Funds may be subject to statutory limits with respect to the amount they can invest in other ETFs, which may adversely affect the Funds’ ability to achieve their investment objectives.

Aptus ETFs

Expense Examples

For the Period Ended October 31, 2022 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the following Expense Example tables.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Aptus Collared Income Opportunity ETF

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period (1)
Actual	$1,000.00	$ 986.10	$3.95
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,021.22	$4.02

Aptus Defined Risk ETF

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period (2)
Actual	$1,000.00	$ 943.70	$3.38
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,021.73	$3.52

Aptus Drawdown Managed Equity ETF

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period (1)
Actual	$1,000.00	$ 915.30	$3.81
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,021.22	$4.02

Aptus ETFs

Expense Examples
For the Period Ended October 31, 2022 (Unaudited) (Continued)

Opus Small Cap Value ETF

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period (1)
Actual	$1,000.00	$ 1,018.90	$4.02
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,021.22	$4.02

International Drawdown Managed Equity ETF

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period (3)
Actual	$1,000.00	$ 847.80	$2.75
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,022.23	$3.01

Aptus Enhanced Yield ETF

	Beginning Account Value October 31, 2022(4)	Ending Account Value October 31, 2022	Expenses Paid During the Period
Actual	$1,000.00	$ 999.60	$0.02(5)
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,022.23	$3.01(3)

(1)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.79%, multiplied by the average account value during the period, multiplied by 184/365, to reflect the one-half year period.

(2)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.69%, multiplied by the average account value during the period, multiplied by 184/365, to reflect the one-half year period.

(3)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.59%, multiplied by the average account value during the period, multiplied by 184/365, to reflect the one-half year period.

(4)	Fund commencement.
(5)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.59%, multiplied by the average account value during the period, multiplied by 1/365, to reflect the period.

Aptus ETFs

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2021. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Aptus ETF

Approval of Advisory Agreement and Board Considerations

(Unaudited)

Aptus Enhanced Yield ETF

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on April 20-21, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”) between Aptus Capital Advisors, LLC (the “Adviser”) and the Trust, on behalf of the Aptus Enhanced Yield ETF (the “Fund”), for an initial two-year term.

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including: information from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services to be provided by the Adviser; (ii) the cost of the services to be provided and the profits expected to be realized by the Adviser or its affiliates from services rendered to the Fund; (iii) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (iv) the extent to which any economies of scale might be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; (v) any other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund; and (vi) other factors the Board deemed to be relevant; and a report prepared by Barrington Partners, an independent third party, (the “Barrington Report”) relating to the Fund’s proposed management fee, including comparisons to relevant peer groups.

The Board also considered that the Adviser, along with other service providers of the Fund, had provided written updates on the firm over the course of the year with respect to their roles as investment adviser to other series in the Trust, and the Board considered that information alongside the Materials in its consideration of whether the Advisory Agreement should be approved. Additionally, representatives from the Adviser provided an oral overview of the Fund’s strategy, the services to be provided to the Fund by the Adviser, and additional information about the Adviser’s personnel and operations. The Board then discussed the Materials, the Adviser’s oral presentation, and any other information that the Board received at the Meeting and deliberated on the approval of the Advisory Agreement in light of this information.

Approval of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services to be Provided. The Trustees considered the scope of services to be provided under the Advisory Agreement, noting that the Adviser will be providing investment management services to the Fund. In considering the nature, extent, and quality of the services to be provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program, as well as the Board’s experience with the Adviser as the investment adviser to other series of the Trust. The Board noted that it had also previously received copies of the Adviser’s registration form and financial statements, as well as the Adviser’s response to a detailed series of questions that included, among other things, information about the Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information, as well as details about the Fund.

The Board also considered the services to be provided to the Fund, such as monitoring adherence to the Fund’s investment restrictions, monitoring the Fund’s adherence to its investment restrictions and compliance with the Fund’s policies and procedures and applicable securities regulations, as well as the extent to which the Fund achieves its investment objective.

Historical Performance. The Board noted that the Fund will be actively managed with an investment objective of seeking current income and capital preservation. The Board further noted that the Fund had not yet commenced operations and concluded that the performance of the Fund, thus, was not a relevant factor in the context of the Board’s deliberations on the Advisory Agreement.

Cost of Services to be Provided and Economies of Scale. The Board then reviewed the Fund’s proposed net expense ratio, the full amount of which was anticipated to be the “unified fee” (described below), and compared the Fund’s net expense ratio to its Peer Group and Selected Peer Group (each defined below). The Board noted that the Fund’s proposed net expense ratio was higher than the median expense ratio for, but was within the range of, comparable funds selected by Barrington (the “Peer Group”). The Board also noted that the Fund’s proposed net expense ratio was within the range of net expense ratios for a group of the Fund’s most direct competitors, as selected by the Adviser (the “Selected Peer Group”). The Board noted that the Selected Peer Group is based on ETFs that focus on providing current income, including, but not limited to, ETFs with a similar structure that seek higher yield distributions through the use of equity-linked notes.

Aptus ETFs

Approval of Advisory Agreement and Board Considerations

(Unaudited) (Continued)

The Board took into consideration that the Adviser would charge a “unified fee,” meaning the Fund would pay no expenses other than the advisory fee and, if applicable, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser would be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources.

The Board then considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Fund and obligations under the unified fee arrangement, noting that the Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits expected to be received by the Adviser from its relationship with the Fund, taking into account an analysis of the Adviser’s anticipated profitability with respect to the Fund at various Fund asset levels as well as the financial resources the Adviser had committed and proposed to commit to its business. The Board determined such analyses were not a significant factor given that the Fund had not yet commenced operations and, consequently, the future size of the Fund and the Adviser’s future profitability were generally unpredictable.

The Board considered the Fund’s expenses and the structure of the Fund’s advisory fee with respect to potential economies of scale. The Board noted that the Fund’s fee structure did not contain any breakpoint reductions as the Fund’s assets grow but considered that the Fund’s fee structure is a unified fee. The Board concluded that the current fee structure reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level. The Board also noted its intention to monitor fees as the Fund grows in size and assess whether advisory fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Advisory Agreement, including the compensation payable under the Advisory Agreement, was fair and reasonable to the Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Aptus ETFs

Federal Tax Information

(Unaudited)

For the fiscal year/period ended April 30, 2022, certain dividends paid by the Funds may be subject to the maximum rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Aptus Collared Income Opportunity ETF	100.00%
Aptus Defined Risk ETF	0.00%
Aptus Drawdown Managed Equity ETF	100.00%
Opus Small Cap Value ETF	100.00%
International Drawdown Managed Equity ETF	65.60%
Aptus Enhanced Yield ETF	N/A

For corporate shareholders, the percentage of ordinary income distributions qualified for the corporate dividend received deduction for the fiscal year/period ended April 30, 2022 was as follows:

Aptus Collared Income Opportunity ETF	100.00%
Aptus Defined Risk ETF	0.00%
Aptus Drawdown Managed Equity ETF	100.00%
Opus Small Cap Value ETF	100.00%
International Drawdown Managed Equity ETF	0.00%
Aptus Enhanced Yield ETF	N/A

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Aptus Collared Income Opportunity ETF	0.00%
Aptus Defined Risk ETF	87.17%
Aptus Drawdown Managed Equity ETF	0.00%
Opus Small Cap Value ETF	0.00%
International Drawdown Managed Equity ETF	0.00%
Aptus Enhanced Yield ETF	N/A

Information About Portfolio Holdings
(Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Funds’ website at www.aptusetfs.com and www.opusetfs.com. Furthermore, you may obtain Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted on their website at www.aptusetfs.com and www.opusetfs.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.aptusetfs.com or www.opusetfs.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Aptus ETFs

Information About the Funds’ Trustees

(Unaudited)

The SAI includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (800) 617-0004 or by accessing the SEC’s website at www.sec.gov or by accessing the Funds’ website at www.aptusetfs.com or www.opusetfs.com.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds are available without charge, on the Funds’ website at www.aptusetfs.com or www.opusetfs.com.

This page intentionally left blank.

Adviser

Aptus Capital Advisors, LLC
265 Young Street
Fairhope, Alabama 36532

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Aptus Collared Income Opportunity ETF Symbol – ACIO CUSIP – 26922A222
Aptus Defined Risk ETF Symbol – DRSK CUSIP – 26922A388
Aptus Drawdown Managed Equity ETF Symbol – ADME CUSIP – 26922A784
Opus Small Cap Value ETF Symbol – OSCV CUSIP – 26922A446
International Drawdown Managed Equity ETF Symbol – IDME CUSIP – 26922B709
Aptus Enhanced Yield ETF Symbol – JUCY CUSIP – 26922B642

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	1/5/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	1/5/2023

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	1/5/2023

*	Print the name and title of each signing officer under his or her signature.